EVERGREEN

                                    NATIONAL

                                 MUNICIPAL BOND

                                      FUNDS


NOVEMBER 30, 1997
SEMIANNUAL REPORT


(EVERGREEN LOGO APPEARS HERE)

                               Table of Contents



Letter to Shareholders ....................   1
Evergreen High Grade Tax Free Fund
   Fund at a Glance .........................   2
   Portfolio Manager Interview ..............   3
Evergreen Short-Intermediate
Municipal Fund
   Fund at a Glance .........................   5
   Portfolio Manager Interview ..............   6
Evergreen Tax Free Income Fund
   Fund at a Glance .........................   8
   Portfolio Manager Interview ..............   9
Financial Highlights
   Evergreen High Grade Tax Free Fund .......  11
   Evergreen Short-Intermediate Municipal
      Fund ..................................  14
   Evergreen Tax Free Income Fund ...........  16

Schedule of Investments
   Evergreen High Grade Tax Free Fund .......  18
   Evergreen Short-Intermediate Municipal
      Fund ..................................  21
   Evergreen Tax Free Income Fund ...........  25
Statements of Assets and Liabilities ........  29
Statements of Operations ....................  30
Statements of Changes in Net Assets -
   Six months ended November 30, 1997 .......  31
Statements of Changes in Net Assets -
   Prior Periods ............................  32
Combined Notes to Financial
Statements ..................................  33


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $40 billion in assets under management.

With 65 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


MUTUAL FUNDS:   ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed

                        Evergreen Funds Distributor, Inc.

                             Letter to Shareholders
                             ----------------------
                                 February 1998




                                Dear Shareholders:
 (PHOTO OF
 WILLIAM M. ENNIS)              The past six months have been an excellent
                                period for most investors in municipal bond
 WILLIAM M. ENNIS               funds, and the shareholders of the Evergreen
Managing Director               National Municipal Bond Funds have been able to
                                enjoy the benefits.

                                The bond market enjoyed an
extremely favorable environment, as moderate economic growth and an apparent absence of any serious inflation resulted in a period in which interest rates steadily declined. In fact, the 30-year Treasury Bond's yield fell nine-tenths of one percent, or 90 basis points, to finish the six month fiscal period on November 30, 1997 near the 6.00% level. While the yield, or income, of bond funds tended to go down, the prices of bonds tended to increase, giving investors strong positive real returns, even after allowing for inflation. The municipal bond market, which usually follows the same trends as the Treasury market, had strong performance, although not as impressive as the Treasury market. The result was that AAA-rated municipal bonds, at the end of the six month period, were paying investors as much as 85% of the yield of Treasury bonds. We believe that makes municipal bonds a very attractive investment.

Municipal bond funds are designed to provide investors with tax-exempt income and greater potential protection of principal than an equity fund. Of course, they cannot be expected to provide the growth opportunities of an equity fund, which invests primarily in stocks. Municipal bond funds are successful when they produce steady income and relative stability of prices as they have during the past year.

Advantages of Diversification

At Evergreen Funds, we believe bond funds have a place in virtually every investor's portfolio, both because of their income and because they help diversify and reduce the risk of the total portfolio of investments. Municipal bond funds make sense for those investors attempting to limit their federal income taxes. During any short-term period, an undiversified portfolio of stock funds may give the appearance of a performance advantage over a diversified mix of stock, bond and international funds. Over the long term, however, proper diversification can help smooth out the bumps in the market and provide greater consistency.

The right measure of diversification is different for each investor. This is why we encourage investors to consult with their financial advisors, who can help determine the right mix of investments for each person, given his or her objectives and risk tolerances.

Upcoming Developments

In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds have become the Evergreen Funds. On October 31, 1997, Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Funds will also take the Evergreen name.

We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.

If you have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial advisor or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ William M. Ennis
--------------------
William M. Ennis
Managing Director

                                   EVERGREEN
                            High Grade Tax Free Fund

                    Fund at a Glance as of November 30, 1997

We have a long-term strategy of trying to find the best value in the marketplace, and not trying to guess short-term swings in interest rates.

Portfolio
Management
----------

[PHOTO OF JAMES T. COLBY III
APPEARS HERE]

James T. Colby III
Vice President
Evergreen Asset
Management Corp. and
Capital Management Group
Tenure: July 1995

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                 Class A     Class B     Class Y
Inception Date               2/21/92      1/11/93     2/28/94

Average Annual Returns*

6 months with sales charge     0.19%        -0.21%       5.31%

6 months w/o sales charge      5.18%         4.79%       5.31%

One year with sales charge     0.48%        -0.30%       5.74%

One year w/o sales charge      5.49%         4.70%       5.74%

3 years                        8.82%         8.94%      10.88%

5 years                        5.78%            -           -

Since Inception                6.39%         5.62%       5.86%

Cumulative Total Return
  since inception             43.06%        30.61%      23.89%

Maximum Sales Charge           4.75%         5.00%       n/a
                              Front End      CDSC

SEC Yield                      4.09%         3.54%       4.54%

6 month dividends per share  $ 0.24       $ 0.20      $ 0.25


*Adjusted for maximum applicable sales charge.
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[GRAPH APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]


                      Consumer          Lehman
          Class A       Price      Brothers Insured
          Shares     Index (CPI    Bond Index (LBIB)
          ------     ----------    -----------------
2/92     $ 9,520      $10,000          $10,000
11/93     11,540       10,560           12,050
11/95     12,990       11,120           13,590
11/97     14,310       11,680           15,240

Comparisons of a $10,000 investment in Evergreen High Grade Tax Free Fund, Class A shares, versus a similar investment in the Lehman Brothers Insured Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Insured
Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through November 30, 1997.
--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
[GRAPHIC OMITTED]

                      The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                            High Grade Tax Free Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     six-month period?


     The Fund performed well. For the six months that ended on November 30, 1997, the Fund's Class Y Shares had a total return of 5.31%, while Class A Shares had a total return of 5.18% and Class B Shares had a return of 4.79%. These returns are before deduction of any sales charge, if applicable.

--------------------------------------------------------------------------------
     What was the investment environment
     like?

     It was a very favorable environment. The fixed income markets, including the municipal bond market, rallied as interest rates declined. To measure that environment, you only have to look at the long-term Treasury Bond. At the beginning of the fiscal period, its yield was in the 6.90% to 6.95% range. Shortly after November 30, it was touching the 6.00% level. In general, long-term municipal bonds improved in price as yields declined. It was a somewhat bumpy ride, however, as periods of uncertainty caused interest rates to spike up for short periods. The economic background continued to be favorable, with a strong economy and no real evidence that the prices of goods and services would cause inflation to increase.

     Municipal bonds, however, did not perform as well as Treasuries and other taxable bonds. We saw a great deal of new issuance of municipal bonds, particularly in September, as municipalities took advantage of the lower interest rates. In September, $30 billion in new municipal bond debt was issued. It is a measure of the health of the municipal bond industry that the marketplace was able to consume that new supply. However, this added supply - without any significant increase in demand - did limit the price appreciation of municipal bonds relative to the Treasury market.

     We believe it is a very good time to buy and own municipal bonds, partly as a consequence of this recent underperformance relative to Treasuries. We believe municipal bonds are attractive both on an absolute basis because of their value and on a relative basis because of their after-tax yield advantage over taxable bonds. At the close of the six month fiscal period, high-grade municipal bonds were trading with yields of about 84% to 85% of Treasury Bonds. Historically, it has been a "buy signal" when municipal bonds were trading at that level.

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

(as a percentage of net assets)

Industrial Development        13%
Water and Sewer               13%
Other                         12%
Hospitals                     11%
Port Authorities              11%
General Obligations-Local     10%
Utilities                     10%
Transportation                 9%
Airports                       6%
Housing                        5%

--------------------------------------------------------------------------------
     What strategies did you follow during
     the period?


     We have a long-term strategy of trying to find the best value in the marketplace, and not trying to guess short-term swings in interest rates. Our approach is to pay attention to economic fundamentals and supply fundamentals.


     During the period, we did take note of declining interest rates to increase the effective maturity and duration slightly. Average effective maturity of bonds in the portfolio increased from 12.3 years to 13.3 years, while the duration increased from 8.2 years to 8.4 years. When we purchased bonds, as we did in September, we extended maturity and duration somewhat, as bonds of longer maturity tend to perform better during periods of declining rates.

                                   EVERGREEN
                            High Grade Tax Free Fund

                          Portfolio Manager Interview

     This Fund, by definition, focuses on insured municipal bonds, or bonds that are insured as to timely payment of principal and interest.1 At the close of the period, 94% of the Fund's assets were insured. The average credit quality was AAA.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

     (as a percentage of net assets)

          AAA       85%
          AA         7%
          A          7%
          NR         1%


--------------------------------------------------------------------------------
     Were there any external factors that influenced performance during the six months?


     Two factors stand out.


     First, as interest rates declined, some of the higher coupon bonds that we held were refunded. Municipalities took advantage of the lower rates to refinance their debt. When bonds are refunded, they typically increase in price significantly. The Fund was the beneficiary, as its return was enhanced.


     The second factor was not as positive. During recent years, insured bonds have become the "generic bond" of the municipal marketplace because of their great liquidity due to their AAA credit quality. They can be bought and sold very easily, and a high percentage of new issuance is insured. Because of these features, insured municipal bonds did not have the price appreciation of other bonds, particularly lower credit 1The Fund itself is not insured, nor is the value of its shares guaranteed.

     quality, high yield municipal bonds. High yield bonds benefited because their issuance was less and demand was substantially higher as more investors were willing to stretch for yield in an environment of lower rates. Thus, there was greater performance in lower quality, higher yielding bonds.

                                   Portfolio
                                Characteristics
                                ---------------


       Total Net Assets                                     $103,404,112

       Average Credit Quality                                        AAA

       Average Maturity                                       13.3 years

       Average Duration                                        8.4 years


--------------------------------------------------------------------------------
     What is your outlook?


     The economic trends point toward lower interest rates, which would be very good for municipal bonds and the Fund.

     At the same time, I would point out that municipal bonds - while they are unique to the United States -are still part of our global economic system. Like Treasury Bonds, municipal bonds can be affected by external events; from currency problems, volatility in the Asian markets to a crisis in the Middle East.

     Should nothing happen externally, I think there is a good opportunity for the interest rates of the 30-year Treasury Bond to decline to the 5.5% to 5.75% range. The economy is healthy, the federal Treasury may even show a surplus, and there is still no serious evidence of inflationary pressure.

     Given this outlook, I expect we will continue to maintain our relative position with respect to maturity and duration. If interest rates were to go lower, the Fund has the potential to benefit from refundings, which can add incremental returns.

     Municipal bonds, on a value basis, are extremely attractive. This is a good time to be a municipal bond investor or buyer.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                    Fund at a Glance as of November 30, 1997

Positively, we would say that the dramatic downward move in interest rates helped performance.


Portfolio
Management
-----------------

[PHOTO OF RICHARD K. MARRONE
APPEARS HERE]

Richard K. Marrone
Vice President and
Senior Fixed Income
Portfolio Manager
Capital Management Group
Tenure: December 1, 1997


[PHOTO OF STEVEN SHACHAT
APPEARS HERE]

Steven Shachat
Vice President
Evergreen Asset Management Corp.
Tenure:
July 1991 - November 1997

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS

                                    Class A     Class B       Class Y
Inception Date                  1/5/95       1/5/95        7/17/91

Average Annual Returns*

6 months with sales charge       -0.57%       -2.69%         2.82  %

6 months w/o sales charge         2.77%        2.31%         2.82  %

One year with sales charge        0.30%       -2.04%         3.98  %

One year w/o sales charge         3.67%        2.95%         3.98  %

3 years                              -            -          5.00  %

5 years                              -            -          4.22  %

Since Inception                   3.76%        3.09%         4.95  %

Cumulative Total Return since
  inception                      11.34%        9.25%         33.91%**

Maximum Sales Charge              3.25%        5.00%         n/a
                                Front End      CDSC

SEC Yield                         3.36%        2.57%         3.57  %

6 month dividends per share     $ 0.20       $ 0.15        $ 0.20


 *Adjusted for maximum applicable sales charge.
**Since inception return for Class Y shares reflects total return from 11/18/91 when the Fund changed to a fluctuating net asset value fund.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[GRAPH APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]


                      Consumer     Lehman Brothers
          Class A       Price      3 Year Municipal
          Shares     Index (CPI    Bond Index (LB3YMBI)
          ------     ----------    --------------------
1/95     $ 9,670      $10,000          $10,000
11/95     10,340       10,260           10,840
11/96     10,750       10,590           11,360
11/97     11,130       10,770           11,910

Comparisons of a $10,000 investment in Evergreen Short-Intermediate Municipal Fund, Class A shares, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers 3 Year
Municipal Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through November 30, 1997.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
[GRAPHIC OMITTED]

                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.

                      The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                          Portfolio Manager Interview


     Effective December 1, 1997, Richard K. Marrone is the portfolio manager for the Fund. Since joining First Union in 1993, Mr. Marrone has been a Vice President and Senior Fixed Income Portfolio Manager, with over 15 years of investment and market experience.



--------------------------------------------------------------------------------
     How did the Fund perform during the
     six months?


     We have managed the Fund to give investors a higher return than a money fund, and still maintain relative stability in net asset value. The Fund did its job.


     For the six months that ended on November 30, 1997, the Fund's Class Y Shares had a total return of 2.82%. During the same period, the Fund's Class A Shares had a return of 2.77%, and the Class B Shares had a return of 2.31%. These returns are before deduction of any applicable sales charges.



--------------------------------------------------------------------------------
     How would you describe the investment environment during the six-month period?


     It was a very attractive time for the municipal bond market. Inflation remained in check, the interest rate environment was very supportive, with rates declining, even though there were a few periodic blips when the market was concerned about the possibility of inflation increasing. Supply and demand of municipal bonds remained in relative balance, so it was an attractive time to be invested in the market.

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

General Obligations-State     23%
General Obligations-Local     22%
Escrow                        17%
Utilities                     10%
Other                          7%
Industrial Development         5%
Transportation                 5%
Hospitals                      4%
Sales Tax                      4%
Education                      3%



--------------------------------------------------------------------------------
     What were your principal strategies
     during the period?


     We continued to maintain a laddered portfolio of securities by maturities. By that, we mean we sought to maintain as stable a price as possible by structuring a portfolio of maturities throughout the range in which the Fund invests, up to 7 years. At the same time, we tried to take advantage of the declining interest rate environment to increase our holdings in the longer end of the maturity curve and to sell off some at the shorter end. The Fund therefore had a somewhat higher weighting in the four-to-six year range, versus the two-to-three year range. Overall, we wanted to maintain a laddered structure because we have found that over the life of the Fund this structure has worked well.


     In terms of bond quality, we did take advantage of the higher yields in lower-rated investment grade bonds to diversify somewhat from just AAA- and AA-rated bonds, although the average credit quality remained at AA. We believe this diversification to some bonds rated BBB+ helped performance.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                          Portfolio Manager Interview

     In terms of sectors, we stayed away from housing bonds and student loan bonds, primarily because they did not offer significant opportunities for capital appreciation. At the same time, we did emphasize bonds from the healthcare sector. The consolidation among public health institutions has given stability to the credit ratings of these bonds.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

               AAA       68%
               AA        21%
               A          6%
               BBB        3%
               NR         2%


--------------------------------------------------------------------------------
     What factors affected performance?


     Positively, we would say that the dramatic downward move in interest rates helped performance. During the six months, we took a conservative approach in the maturity structure. Although we did overweight bonds with maturities of four to six years, we didn't take too much risk. At the same time, we balanced the shorter maturities by investing in some lower-rated investment grade bonds. We helped reduce the risk of these bonds because of the shorter life of the securities.


     While we were conservative, we believe the approach was consistent with the purpose of the Fund, to provide federally-tax-exempt income with minimal fluctuations in share price.

--------------------------------------------------------------------------------
     What is your outlook?


     We anticipate interest rates to remain relatively stable over the coming months, with the possibility of a slight decline. Within this environment, we will focus on structuring the portfolio to emphasize higher coupon income and increase the Fund's yield.


     In repositioning the portfolio to focus on yield, we will look for opportunities in two particular areas: healthcare and callable bonds. Bonds from the healthcare sector are not new to the portfolio, and will continue to be utilized to enhance returns. Because issuers of callable bonds need to compensate investors for their inherent features, this type of bond traditionally offers higher coupon income and yield. Going forward, we will look for opportunities to add callable bonds to the portfolio in order to increase the yield. As new securities are added to the portfolio, our municipal credit research group will continue to evaluate and monitor holdings to ensure our high credit standards.

                                   Portfolio
                                Characteristics
                                ---------------


       Total Net Assets                                           $205,171,275

       Average Credit Quality                                               AA

       Average Maturity                                              6.2 years

                                   EVERGREEN
                              Tax Free Income Fund

                    Fund at a Glance as of November 30, 1997

We continued to emphasize quality, by investing in higher-rated general obligation bonds and doubling the Fund's investment in water and sewer bonds to 9%.

Portfolio
Management
----------------

[PHOTO OF BETSY A HUTCHINGS
APPEARS HERE]

Betsy A. Hutchings
Senior Vice President,
Head of Municipal Bond Group
Keystone Investment
Management Company
Tenure: April 1997

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                   Class A     Class B     Class C
Inception Date                 2/13/87       2/1/93       2/1/93

Average Annual Returns*

6 months with sales charge      -0.25%        -0.75%        3.35%

6 months w/o sales charge        4.72%         4.25%        4.35%

One year with sales charge       1.09%         0.26%        4.37%

One year w/o sales charge        6.13%         5.26%        5.37%

3 years                          7.61%         7.65%        8.54%

5 years                          4.67%            -            -

10 years                         6.81%            -            -

Since Inception                  6.40%         4.34%        4.69%

Cumulative Total Return since
  inception                     93.59%        22.77%       24.82%

Maximum Sales Charge             4.75%         5.00%        1.00%
                                Front End      CDSC        CDSC

SEC Yield                        4.46%         3.92%        3.92%

6 month dividends per share    $ 0.23       $ 0.19       $ 0.19


*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[GRAPH APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]


                      Consumer       Lehman Brothers
          Class A       Price          Municipal
          Shares     Index (CPI    Bond Index (LMBI)
          ------     ----------    --------------------
11/87    $ 9,520      $10,000          $10,000
11/89     11,580       10,910           12,280
11/91     13,400       11,940           14,580
11/93     16,030       12,630           17,820
11/95     17,540       13,300           20,080
11/97     19,360       13,970           22,520


Comparisons of a $10,000 investment in Evergreen Tax Free Income Fund, Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Municipal Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through November 30, 1997.


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
                      Morningstar's Style Box is based on a portfolio date as
                     of 12/31/97.
[GRAPHIC OMITTED]
                      The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio. Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                              Tax Free Income Fund

                          Portfolio Manager Interview


     We are pleased to report that shareholders of the Evergreen Tax Free Income Fund and the Keystone Tax Free Fund approved a proposal to reorganize these funds into a new fund, the Evergreen Tax Free Fund. The new fund's investment objective is substantially the same as that of the former funds. The reorganization of these funds will take place on January 23, 1998.



--------------------------------------------------------------------------------
     What was the environment like for
     municipal bonds over the last six months?


     The market was favorable. Interest rates declined, as the economy grew at a moderate pace and inflation remained low. In the tax-exempt market, the economy's strength generated high tax receipts, which strengthened municipal balance sheets and reduced the need to issue bonds. While investors continue to monitor signs of excessive economic strength in anticipation of future inflation, the fact that the economy has enjoyed such a lengthy expansion with minimal price pressures has created a very positive atmosphere in the fixed income market.


     Toward the end of the period, municipal bonds became very "cheap" to U.S. Treasuries. Heavier supply and lackluster demand put downward pressure on tax-exempt bond prices, and a flight to quality - stemming from the Asian currency crisis - drove U.S. Treasury prices higher. At that point, municipals provided very attractive relative value on an historical basis. Typically offering approximately 84% of the yield of U.S. Treasuries, the yields of AAA-rated municipal bonds climbed to as much as 88% of that of comparable U.S. Treasuries.

--------------------------------------------------------------------------------
     How was the Fund's performance, during
     this time?


     We were satisfied with the Fund's performance. We attribute its attractive solid return to the successful implementation of our investment strategy, as well as the positive conditions that prevailed in the municipal bond market.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

               AAA       70%
               AA         9%
               A          7%
               BBB       10%
               NR         4%



--------------------------------------------------------------------------------
     What strategies did you use in managing
     the Fund?


     We continued to manage the Fund with an emphasis on quality and income. We invested in AAA-rated and AA-rated general obligation bonds, increased portfolio holdings in water and sewer bonds and took advantage of supply/demand imbalances, which affected the relative value of certain issues. We also adjusted the Fund's duration. Duration is a mathematical formula that measures the portfolio's sensitivity to changes in interest rates. The longer a Fund's duration, the more sensitive it is to changes in interest rates.


     We continued to emphasize quality, by investing in higher-rated general obligation bonds and doubling the Fund's investment in water and sewer bonds to 8%. We believed the higher-rated bonds offered the most attractive relative value, since during the period the yields of lower-rated bonds were only marginally higher than those of their higher-rated counterparts.

                                   EVERGREEN
                              Tax Free Income Fund

                          Portfolio Manager Interview

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net ssets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Hospitals                     15%
Transportation                15%
General Obligations           12%
Industrial Development        10%
Education                     10%
Water/Sewer                    9%
Electric/Power                 8%
Housing                        8%
Other                          7%
Pre-Refunded                   6%


     Water and sewer bonds enhanced the Fund's quality, because of their stable revenue streams and liquidity. These bonds are known as "essential purpose" revenue bonds, in reflection of the necessity of the service they help provide. Water and sewer bonds are self-funding; because of this, their revenue streams tend to be more stable than many other kinds of bonds. These qualities typically enhance investor demand and increase liquidity.


     We scaled back on the Fund's New York holdings, a position we had increased when heavy supply had driven their prices lower and yields higher than alternative investments.


     We also made several adjustments to the Fund's duration. We lengthened duration when we anticipated a decline in interest rates and higher bond prices and shortened it when we believed interest rates would rise and bond prices would fall. Duration adjustments are made to correspond to larger interest rate trends, rather than the short-term fluctuations that often occur. We believe these changes to the Fund's duration coordinated well with the longer-term interest rate trends during the period particularly enhancing total return towards the end of the reporting period. Some of these gains were offset, however, by a short-term swing in interest rates.

                                   Portfolio
                                Characteristics
                                ---------------


       Total Net Assets                                           $101,574,339

       Average Credit Quality                                              AA+

       Average Maturity                                               17 years

       Average Duration                                              8.5 years


--------------------------------------------------------------------------------
     What is your outlook for municipal bonds for the next six months?


     We have a positive outlook. Near term, we expect municipals to benefit from favorable seasonal patterns, as we head into the end of the calendar year and demand strengthens as investors begin thinking about reducing taxes. Longer term, we think the economy will remain healthy and inflation will stay low. This combination should continue to strengthen the financial conditions of many municipalities and provide a favorable backdrop for fixed income investing.

                                   EVERGREEN
                            High Grade Tax Free Fund

                              Financial Highlights

                (For a share outstanding throughout each period)



                                Six Months Ended
                               November 30, 1997   Nine Months Ended      Year Ended
                                  (Unaudited)       May 31, 1997 (a)   August 31, 1996
 CLASS A SHARES

Net asset value beginning
 of period                       $     10.89         $     10.72         $   10.69
                                 ===========         ===========         =========

Income from investment
 operations

Net investment income                   0.24                0.37              0.52

Net realized and unrealized
 gain (loss) on investments             0.32                0.17              0.03
                                 -----------         -----------         ---------

Total from investment
 operations                             0.56                0.54              0.55
                                 -----------         -----------         ---------

Less distributions from

Net investment income               (   0.24)           (   0.37)          (  0.52)

Net realized gains on
 investments                               0                   0                 0
                                 -----------         -----------         ----------

Total distributions                 (   0.24)           (   0.37)          (  0.52)
                                 -----------         -----------         ----------

Net asset value end of
 period                          $     11.21         $     10.89         $   10.72
                                 ===========         ===========         ==========

Total Return (c)                        5.18%               5.13%             5.21%

Ratios/Supplemental Data
Ratios to average net
 assets
 Total expenses                         1.10%(b)            1.03%(b)           0.89%

 Total expenses excluding
  indirectly paid expenses              1.10%(b)            1.03%(b)              -

 Total expenses excluding
  waivers and
  reimbursements                        1.10%(b)            1.11%(b)           1.09%

 Net investment income                  4.35%(b)            4.60%(b)           4.78%

Portfolio turnover rate                   50%                114%                65%

Net assets end of period
             (thousands)         $    45,999         $    45,814         $   50,569




                                                                               February 21, 1992
                                                                                 (Commencement
                                  Eight Months            Year Ended          of Class Operations)
                                      Ended              December 31,               through
                               August 31, 1995 (d)     1994         1993       December 31, 1992
 CLASS A SHARES
Net asset value beginning
 of period                        $     9.79        $   11.16     $  10.42       $     10.00
                                  ==========        =========     ========       ===========

Income from investment
 operations

Net investment income                   0.34             0.52        0.54               0.51

Net realized and unrealized
 gain (loss) on investments             0.90          (  1.37)       0.81               0.42
                                  ----------        ---------     --------       -----------

Total from investment
 operations                             1.24          (  0.85)       1.35               0.93
                                  ----------        ---------     --------       -----------

Less distributions from

Net investment income                (  0.34)         (  0.52)     (  0.54)         (   0.51)

Net realized gains on
 investments                               0                0      (  0.07)                0
                                  ----------        ---------     --------       -----------

Total distributions                  (  0.34)         (  0.52)     (  0.61)         (   0.51)
                                  ----------        ---------     --------       -----------

Net asset value end of
 period                           $    10.69        $    9.79     $  11.16       $     10.42
                                  ==========        =========     ========       ===========

Total Return (c)                       12.83%         (  7.71%)      13.25%             9.48%

Ratios/Supplemental Data
Ratios to average net
 assets
 Total expenses                         1.06%(b)         1.01%        0.85%             0.49%(b)

 Total expenses excluding
  indirectly paid expenses                 -                -            -                 -

 Total expenses excluding
  waivers and
  reimbursements                        1.09%(b)         1.02%        1.07%             1.11%(b)

 Net investment income                  4.93%(b)         5.04%        4.99%             5.79%(b)

Portfolio turnover rate                   27%              53%          14%                7%

Net assets end of period
             (thousands)          $   58,751        $  57,676     $101,352       $    90,738


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d)  The Fund changed its fiscal year end from December 31 to August 31.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            High Grade Tax Free Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                          Six Months Ended
                                         November 30, 1997   Nine Months Ended      Year Ended
                                            (Unaudited)       May 31, 1997 (a)   August 31, 1996
 CLASS B SHARES
Net asset value beginning of
 period                                    $     10.89         $     10.72         $   10.69
                                           ===========         ===========         =========

Income from investment
 operations

Net investment income                             0.20                0.31              0.44

Net realized and unrealized gain
 (loss) on investments                            0.32                0.17              0.03
                                           -----------         -----------         ---------

Total from investment operations                  0.52                0.48              0.47
                                           -----------         -----------         ---------

Less distributions from

Net investment income                         (   0.20)           (   0.31)          (   0.44)

Net realized gain on investments                     0                   0                  0
                                           -----------         -----------         ----------

Total distributions                           (   0.20)           (   0.31)          (   0.44)
                                           -----------         -----------         ----------

Net asset value end of period              $     11.21         $     10.89         $   10.72
                                           ===========         ===========         ==========

Total Return (c)                                  4.79%               4.55%              4.42%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.85%(b)            1.78%(b)           1.64%

 Total expenses excluding indirectly
  paid expenses                                   1.85%(b)            1.78%(b)              -

 Total expenses excluding waivers
  and reimbursements                              1.85%(b)            1.86%(b)           1.84%

 Net investment income                            3.60%(b)            3.85%(b)           4.03%

Portfolio turnover rate                             50%                114%                65%

Net assets end of period
                (thousands)                $    32,329         $    31,874         $   32,221




                                                                                     January 11, 1993
                                                                                      (Commencement
                                             Eight Months                          of Class Operations)
                                                Ended              Year Ended            through
                                         August 31, 1995 (d)   December 31, 1994    December 31, 1993
 CLASS B SHARES
Net asset value beginning of
 period                                      $     9.79           $    11.16          $     10.42
                                             ==========           ==========          ===========

Income from investment
 operations

Net investment income                              0.29                 0.46                 0.47

Net realized and unrealized gain
 (loss) on investments                             0.90             (   1.37)                0.81
                                             ----------           ----------          -----------

Total from investment operations                   1.19             (   0.91)                1.28
                                             ----------           ----------          -----------

Less distributions from

Net investment income                           (  0.29)            (   0.46)            (   0.47)

Net realized gain on investments                      0                    0             (   0.07)
                                             ----------           ----------          -----------

Total distributions                             (  0.29)            (   0.46)            (   0.54)
                                             ----------           ----------          -----------

Net asset value end of period                $    10.69           $     9.79          $     11.16
                                             ==========           ==========          ===========

Total Return (c)                                  12.27%            (   8.24%)              12.52%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.81%(b)             1.58%                1.35%(b)

 Total expenses excluding indirectly
  paid expenses                                       -                    -                    -

 Total expenses excluding waivers
  and reimbursements                               1.84%(b)             1.59%                1.57%(b)

 Net investment income                             4.18%(b)             4.47%                4.44%(b)

Portfolio turnover rate                              27%                  53%                  14%

Net assets end of period
                (thousands)                  $   34,206           $   32,435          $    41,030


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d)  The Fund changed its fiscal year end from December 31 to August 31.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            High Grade Tax Free Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended
                                                      November 30, 1997   Nine Months Ended
                                                         (Unaudited)       May 31, 1997 (a)
 CLASS Y SHARES
Net asset value beginning of period                     $     10.89         $     10.72
                                                        ===========         ===========

Income from investment operations

Net investment income                                          0.25                0.39

Net realized and unrealized gain (loss) on
 investments                                                   0.32                0.17
                                                        -----------         -----------

Total from investment operations                               0.57                0.56
                                                        -----------         -----------

Less distributions from

Net investment income                                      (   0.25)           (   0.39)
                                                        -----------         -----------

Net asset value end of period                           $     11.21         $     10.89
                                                        ===========         ===========

Total Return                                                   5.31%               5.32%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                0.85%(b)            0.78%(b)

 Total expenses excluding indirectly paid expenses             0.85%(b)            0.78%(b)

 Total expenses excluding waivers and
  reimbursements                                               0.85%(b)            0.86%(b)

 Net investment income                                         4.60%(b)            4.85%(b)

Portfolio turnover rate                                          50%                114%

Net assets end of period (thousands)                    $    25,076         $    24,441




                                                                                               February 28, 1994
                                                                                                 (Commencement
                                                                            Eight Months      of Class Operations)
                                                         Year Ended            Ended                through
                                                      August 31, 1996   August 31, 1995 (c)    December 31, 1994
 CLASS Y SHARES
Net asset value beginning of period                     $   10.69           $     9.79           $     10.93
                                                        =========           ==========           ===========

Income from investment operations

Net investment income                                        0.55                 0.36                  0.46

Net realized and unrealized gain (loss) on
 investments                                                 0.03                 0.90              (   1.14)
                                                        ---------           ----------           -----------

Total from investment operations                             0.58                 1.26              (   0.68)
                                                        ---------           ----------           -----------

Less distributions from

Net investment income                                     (   0.55)            (  0.36)             (   0.46)
                                                        ----------          ----------           -----------

Net asset value end of period                           $   10.72           $    10.69           $      9.79
                                                        ==========          ==========           ===========

Total Return                                                  5.47%              13.02%             (   6.29%)

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                               0.64%               0.81%(b)              0.76%(b)

 Total expenses excluding indirectly paid expenses               -                   -                     -

 Total expenses excluding waivers and
  reimbursements                                              0.84%               0.84%(b)              0.77%(b)

 Net investment income                                        5.03%               5.18%(b)              5.46%(b)

Portfolio turnover rate                                         65%                 27%                   53%

Net assets end of period (thousands)                    $   25,112          $   25,079           $     4,318


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  The Fund changed its fiscal year end from December 31 to August 31.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                           Six Months Ended
                                                          November 30, 1997
                                                             (Unaudited)
 CLASS A SHARES
Net asset value beginning of period                         $     10.09
                                                            ===========

Income from investment operations

Net investment income                                              0.20

Net realized and unrealized gain (loss) on investments             0.08
                                                            -----------

Total from investment operations                                   0.28
                                                            -----------

Less distributions from

Net investment income                                          (   0.20)
                                                            -----------

Net asset value end of period                               $     10.17
                                                            ===========

Total Return (c)                                                   2.77%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    0.87%(b)

 Total expenses excluding indirectly paid expenses                 0.87%(b)

 Total expenses excluding waivers and reimbursements               0.91%(b)

 Net investment income                                             3.92%(b)

Portfolio turnover rate                                              37%

Net assets end of period (thousands)                        $     4,572




                                                                                                  January 5, 1995
                                                                                                   (Commencement
                                                                                                of Class Operations)
                                                          Nine Months Ended      Year Ended           through
                                                           May 31, 1997 (a)   August 31, 1996     August 31, 1995
 CLASS A SHARES
Net asset value beginning of period                         $     10.08         $   10.17           $     9.97
                                                            ===========         =========           ==========

Income from investment operations

Net investment income                                              0.30              0.43                 0.30

Net realized and unrealized gain (loss) on investments             0.01           (   0.09)               0.20
                                                            -----------         ----------          ----------

Total from investment operations                                   0.31              0.34                 0.50
                                                            -----------         ----------          ----------

Less distributions from

Net investment income                                          (   0.30)          (   0.43)            (  0.30)
                                                            -----------         ----------          ----------

Net asset value end of period                               $     10.09         $   10.08           $    10.17
                                                            ===========         ==========          ==========

Total Return (c)                                                   3.08%              3.37%               5.09%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    0.84%(b)           0.80%               0.70%(b)

 Total expenses excluding indirectly paid expenses                 0.83%(b)              -                   -

 Total expenses excluding waivers and reimbursements               0.96%(b)           1.11%               1.14%(b)

 Net investment income                                             3.94%(b)           4.05%               4.32%(b)

Portfolio turnover rate                                              34%                29%                 80%

Net assets end of period (thousands)                        $     6,072         $   27,722          $    6,820



                                                           Six Months Ended
                                                          November 30, 1997
                                                             (Unaudited)
 CLASS B SHARES
Net asset value beginning of period                         $     10.10
                                                            ===========

Income from investment operations

Net investment income                                              0.15

Net realized and unrealized gain (loss) on investments             0.08
                                                            -----------

Total from investment operations                                   0.23
                                                            -----------

Less distributions from

Net investment income                                          (   0.15)
                                                            -----------

Net asset value end of period                               $     10.18
                                                            ===========

Total Return (c)                                                   2.31%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    1.77%(b)

 Total expenses excluding indirectly paid expenses                 1.77%(b)

 Total expenses excluding waivers and reimbursements               1.81%(b)

 Net investment income                                             3.00%(b)

Portfolio turnover rate                                              37%

Net assets end of period (thousands)                        $     6,209




                                                                                                  January 5, 1995
                                                                                                   (Commencement
                                                                                                of Class Operations)
                                                          Nine Months Ended      Year Ended           through
                                                           May 31, 1997 (a)   August 31, 1996     August 31, 1995
 CLASS B SHARES
Net asset value beginning of period                         $     10.08         $   10.17           $     9.97
                                                            ===========         =========           ==========

Income from investment operations

Net investment income                                              0.23              0.34                 0.24

Net realized and unrealized gain (loss) on investments             0.02           (   0.09)               0.20
                                                            -----------         ----------          ----------

Total from investment operations                                   0.25              0.25                 0.44
                                                            -----------         ----------          ----------

Less distributions from

Net investment income                                          (   0.23)          (   0.34)            (  0.24)
                                                            -----------         ----------          ----------

Net asset value end of period                               $     10.10         $   10.08           $    10.17
                                                            ===========         ==========          ==========

Total Return (c)                                                   2.49%              2.44%               4.50%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    1.73%(b)           1.67%               1.58%(b)

 Total expenses excluding indirectly paid expenses                 1.73%(b)              -                   -

 Total expenses excluding waivers and reimbursements               1.86%(b)           2.07%               2.26%(b)

 Net investment income                                             3.04%(b)           3.28%               3.50%(b)

Portfolio turnover rate                                              34%                29%                 80%

Net assets end of period (thousands)                        $     6,742         $    7,413          $    6,050


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                  Six Months Ended     Nine Months
                                 November 30, 1997        Ended
                                    (Unaudited)      May 31, 1997 (a)
 CLASS Y SHARES
Net asset value beginning of
 period                            $     10.10        $     10.07
                                   ===========        ===========

Income from investment
 operations

Net investment income                     0.20               0.30

Net realized and unrealized
 gain (loss) on investments               0.08               0.03
                                   -----------        -----------

Total from investment
 operations                               0.28               0.33
                                   -----------        -----------

Less distributions from
Net investment income                 (   0.20)          (   0.30)

In excess of net investment
 income                                      0                  0

Net realized gain on
 investments                                 0                  0
                                   -----------        -----------

Total distributions                   (   0.20)          (   0.30)
                                   -----------        -----------

Net asset value end of period      $     10.18        $     10.10
                                   ===========        ===========

Total Return                              2.82%              3.36%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                           0.75%(b)           0.74%(b)

 Total expenses excluding
  indirectly paid expenses                0.75%(b)           0.73%(b)

 Total expenses excluding
  waivers and
  reimbursements                          0.79%(b)           0.86%(b)

 Net investment income                    4.04%(b)           4.04%(b)

Portfolio turnover rate                     37%                34%

Net assets end of period
  (thousands)                      $   194,390        $    32,293




                                                                                                     July 17, 1991
                                                                                                     (Commencement
                                                                                                  of Class Operations)
                                                     Year Ended August 31,                              through
                                    1996         1995         1994         1993       1992 (c)    August 31, 1991 (c)
 CLASS Y SHARES
Net asset value beginning of
 period                          $  10.17     $  10.21     $  10.58     $  10.33     $  10.00        $    10.00
                                 ========     ========     ========     ========     ========        ==========

Income from investment
 operations

Net investment income                0.43         0.46         0.47         0.49         0.51              0.06

Net realized and unrealized
 gain (loss) on investments        (  0.10)     (  0.04)     (  0.32)       0.25         0.33                  0
                                 ---------    ---------    ---------    --------     --------        -----------

Total from investment
 operations                          0.33         0.42         0.15         0.74         0.84              0.06
                                 ---------    ---------    ---------    --------     --------        -----------

Less distributions from
Net investment income              (  0.43)     (  0.46)     (  0.47)     (  0.49)     (  0.51)         (   0.06)

In excess of net investment
 income                                  0            0      (  0.03)           0            0                 0

Net realized gain on
 investments                             0            0      (  0.02)           0            0                 0
                                 ---------    ---------    ---------    ---------    ---------       -----------

Total distributions                (  0.43)     (  0.46)     (  0.52)     (  0.49)     (  0.51)         (   0.06)
                                 ---------    ---------    ---------    ---------    ---------       -----------

Net asset value end of period    $  10.07     $  10.17     $  10.21     $  10.58     $  10.33        $    10.00
                                 =========    =========    =========    =========    =========       ===========

Total Return                          3.30%        4.20%        1.40%        7.40%        8.56%             0.62%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                       0.70%        0.74%        0.58%        0.40%        0.17%             0.00%(b)

 Total expenses excluding
  indirectly paid expenses               -            -            -            -            -                 -

 Total expenses excluding
  waivers and
  reimbursements                      0.90%        0.86%        0.83%        0.81%        0.86%             1.40%(b)

 Net investment income                4.27%        4.52%        4.54%        4.73%        4.85%             4.93%(b)

Portfolio turnover rate                 29%          80%          32%          37%          57%                -

Net assets end of period
  (thousands)                    $  34,893    $  40,581    $  53,417    $  66,607    $  54,470       $     4,025


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized
(c) On November 18, 1991, the Fund was changed to a diversified municipal bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares outstanding and the related per share data as of August 31, 1991 are restated to reflect both a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Tax Free Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                 Six Months
                                                   Ended            Six Months
                                             November 30, 1997        Ended
                                                (Unaudited)      May 31, 1997 (a)
 CLASS A SHARES
Net asset value beginning of period             $     9.78         $     9.90
                                                ==========         ==========

Income from investment operations

Net investment income                                 0.23 (f)           0.24

Net realized and unrealized gain (loss) on
 investments and futures contracts                    0.23            (  0.11)
                                                ----------         ----------

Total from investment operations                      0.46               0.13
                                                ----------         ----------

Less distributions from

Net investment income                              (  0.23)           (  0.24)

In excess of net investment income                       0            (  0.01)

Net realized gain on investments                         0                  0

Tax basis return of capital                              0                  0
                                                ----------         ----------

Total distributions                                (  0.23)           (  0.25)
                                                ----------         ----------

Net asset value end of period                   $    10.01         $     9.78
                                                ==========         ==========

Total Return (c)                                      4.72%              1.34%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                       1.13%(b)           1.19%(b)

 Total expenses excluding indirectly paid
  expenses                                            1.12%(b)           1.18%(b)

 Net investment income                                4.61%(b)           4.85%(b)

Portfolio turnover rate                                 45%                54%

Net assets end of period (thousands)            $   66,825         $   72,629




                                                               Year Ended November 30,
                                                   1996              1995           1994         1993
 CLASS A SHARES
Net asset value beginning of period            $     10.05        $    8.93      $   10.25     $  10.17
                                               ===========        =========      =========     ========

Income from investment operations

Net investment income                                 0.51 (f)         0.51 (f)       0.51        0.57

Net realized and unrealized gain (loss) on
 investments and futures contracts                (   0.14)            1.13        (  1.28)       0.36
                                               -----------        ---------      ---------     --------

Total from investment operations                      0.37             1.64        (  0.77)       0.93
                                               -----------        ---------      ---------     --------

Less distributions from

Net investment income                             (   0.52)          ( 0.51)       (  0.52)     (  0.57)

In excess of net investment income                       0(e)        ( 0.01)             0      (  0.04)

Net realized gain on investments                         0                0              0      (  0.24)

Tax basis return of capital                              0                0        (  0.03)           0
                                               -----------        ---------      ---------     --------

Total distributions                               (   0.52)          ( 0.52)       (  0.55)     (  0.85)
                                               -----------        ---------      ---------     --------

Net asset value end of period                  $      9.90        $   10.05      $    8.93     $  10.25
                                               ===========        =========      =========     ========

Total Return (c)                                      3.83%           18.71%       (  7.81%)       9.37%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                       1.13%            1.19%          1.13%        1.21%

 Total expenses excluding indirectly paid
  expenses                                            1.12%            1.18%             -            -

 Net investment income                                5.21%            5.35%          5.27%        5.40%

Portfolio turnover rate                                128%              30%            98%          47%

Net assets end of period (thousands)           $    82,425        $  94,183      $  95,691     $124,102



                                                                                                                February 13, 1987
                                                                                                                  (Commencement
                                                                 Year Ended November 30,                        of Operations) to
                                                 1992         1991          1990         1989         1988      November 30, 1987
 CLASS A SHARES
Net asset value beginning of period          $   10.13      $   9.94    $   10.24      $   9.96     $   9.64      $    10.00
                                             =========      ========    =========      ========     ========      ==========

Income from investment operations

Net investment income                             0.63         0.61          0.59         0.62         0.63             0.33

Net realized and unrealized gain (loss) on
 investments and futures contracts                0.30         0.31       (   0.06)       0.34         0.37         (   0.32)
                                             ---------      --------    ----------     --------     --------      ----------

Total from investment operations                  0.93         0.92          0.53         0.96         1.00             0.01
                                             ---------      --------    ----------     --------     --------      ----------

Less distributions from

Net investment income                          (   0.62)     (  0.61)     (   0.60)     (  0.63)     (  0.68)       (   0.37)

In excess of net investment income                    0            0      (   0.03)           0            0               0

Net realized gain on investments               (   0.27)     (  0.12)     (   0.20)     (  0.05)           0               0
                                             ----------     --------    ----------     --------     --------      ----------

Total distributions                            (   0.89)     (  0.73)     (   0.83)     (  0.68)     (  0.68)       (   0.37)
                                             ----------     --------    ----------     --------     --------      ----------

Net asset value end of period                $   10.17      $  10.13    $    9.94      $  10.24     $   9.96      $     9.64
                                             ==========     ========    ==========     ========     ========      ==========

Total Return (c)                                   9.35%        9.59%         5.55%        9.97%       10.60%           0.17%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.25%        1.58%         1.66%        1.62%        1.57%           1.00%(d)

 Total expenses excluding indirectly paid
  expenses                                            -            -             -            -            -               -

 Net investment income                             6.02%        5.95%         6.03%        6.15%        6.13%           6.85%(d)

Portfolio turnover rate                              32%          37%           42%          49%         109%             67%

Net assets end of period (thousands)         $  120,660     $133,524    $  146,335     $162,013     $179,191      $   16,090


(a)  The Fund changed its fiscal year end from November 30 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.
(e)  Amount represents less than $0.01 per share.
(f)  Calculation based on average shares outstanding.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Tax Free Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                              Six Months
                                                Ended            Six Months
                                          November 30, 1997        Ended
                                             (Unaudited)      May 31, 1997 (a)
 CLASS B SHARES
Net asset value beginning of period          $     9.69         $     9.81
                                             ==========         ==========

Income from investment operations

Net investment income                              0.19 (e)           0.19

Net realized and unrealized gain (loss)
 on investments and futures contracts              0.22            (  0.10)
                                             ----------         ----------

Total from investment operations                   0.41               0.09
                                             ----------         ----------

Less distributions from
Net investment income                           (  0.19)           (  0.20)

In excess of net investment income                    0            (  0.01)

Net realized gain on investments                      0                  0

Tax basis return of capital                           0                  0
                                             ----------         ----------

Total distributions                             (  0.19)           (  0.21)
                                             ----------         ----------

Net asset value end of period                $     9.91         $     9.69
                                             ==========         ==========

Total Return (c)                                   4.25%              0.97%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.88%(b)           1.95%(b)

 Total expenses excluding indirectly
  paid expenses                                    1.88%(b)           1.94%(b)

 Net investment income                             3.85%(b)           4.09%(b)

Portfolio turnover rate                              45%                54%

Net assets end of period (thousands)         $   26,216         $   28,822




                                                                                             February 1, 1993
                                                                                             (Date of Initial
                                                      Year Ended November 30,               Public Offering) to
                                                1996              1995            1994       November 30, 1993
 CLASS B SHARES
Net asset value beginning of period         $     9.97        $     8.88      $    10.25       $     10.27
                                            ==========        ==========      ==========       ===========

Income from investment operations

Net investment income                             0.44 (e)          0.44 (e)        0.45              0.37

Net realized and unrealized gain (loss)
 on investments and futures contracts          (  0.16)             1.11        (   1.29)             0.30
                                            ----------        ----------      ----------       -----------

Total from investment operations                  0.28              1.55        (   0.84)             0.67
                                            ----------        ----------      ----------       -----------

Less distributions from
Net investment income                          (  0.44)          (  0.45)       (   0.50)         (   0.37)

In excess of net investment income                   0(d)        (  0.01)              0          (   0.08)

Net realized gain on investments                     0                 0               0          (   0.24)

Tax basis return of capital                          0                 0        (   0.03)                0
                                            ----------        ----------      ----------       -----------

Total distributions                            (  0.44)          (  0.46)       (   0.53)         (   0.69)
                                            ----------        ----------      ----------       -----------

Net asset value end of period               $     9.81        $     9.97      $     8.88       $     10.25
                                            ==========        ==========      ==========       ===========

Total Return (c)                                  2.99%            17.84%       (   8.43%)            6.59%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.90%             1.96%           1.88%             1.96%(b)

 Total expenses excluding indirectly
  paid expenses                                   1.89%             1.94%              -                 -

 Net investment income                            4.44%             4.59%           4.60%             4.42%(b)

Portfolio turnover rate                            128%               30%             98%               47%

Net assets end of period (thousands)        $   33,063        $   33,449      $   28,860       $    14,091



                                              Six Months
                                                Ended            Six Months
                                          November 30, 1997        Ended
                                             (Unaudited)      May 31, 1997 (a)
 CLASS C SHARES
Net asset value beginning of period          $     9.69         $     9.81
                                             ==========         ==========

Income from investment operations

Net investment income                              0.19 (e)           0.18

Net realized and unrealized gain (loss)
on investments and futures contracts               0.23            (  0.09)
                                             ----------         ----------

Total from investment operations                   0.42               0.09
                                             ----------         ----------

Less distributions from
Net investment income                           (  0.19)           (  0.20)

In excess of net investment income                    0            (  0.01)

Net realized gain on investments                      0                  0

Tax basis return of capital                           0                  0
                                             ----------         ----------

Total distributions                             (  0.19)           (  0.21)
                                             ----------         ----------

Net asset value end of period                $     9.92         $     9.69
                                             ==========         ==========

Total Return (c)                                   4.35%              0.97%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.89%(b)           1.95%(b)

 Total expenses excluding indirectly
  paid expenses                                    1.89%(b)           1.94%(b)
 -
 Net investment income                             3.85%(b)           4.09%(b)

Portfolio turnover rate                              45%                54%

Net assets end of period (thousands)         $    8,533         $   11,879




                                                                                             February 1, 1993
                                                                                             (Date of Initial
                                                      Year Ended November 30,               Public Offering) to
                                                1996              1995            1994       November 30, 1993
 CLASS C SHARES
Net asset value beginning of period         $     9.97        $     8.88      $    10.26       $     10.27
                                            ==========        ==========      ==========       ===========

Income from investment operations

Net investment income                             0.41 (e)          0.44 (e)        0.43              0.37

Net realized and unrealized gain (loss)
on investments and futures contracts           (  0.13)             1.11        (   1.27)             0.31
                                            ----------        ----------      ----------       -----------

Total from investment operations                  0.28              1.55        (   0.84)             0.68
                                            ----------        ----------      ----------       -----------

Less distributions from
Net investment income                          (  0.44)          (  0.45)       (   0.51)         (   0.37)

In excess of net investment income                   0(d)        (  0.01)              0          (   0.08)

Net realized gain on investments                     0                 0               0          (   0.24)

Tax basis return of capital                          0                 0        (   0.03)                0
                                            ----------        ----------      ----------       -----------

Total distributions                            (  0.44)          (  0.46)       (   0.54)         (   0.69)
                                            ----------        ----------      ----------       -----------

Net asset value end of period               $     9.81        $     9.97      $     8.88       $     10.26
                                            ==========        ==========      ==========       ===========

Total Return (c)                                  2.99%            17.84%       (   8.52%)            6.70%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.90%             1.96%           1.89%             1.94%(b)

 Total expenses excluding indirectly
  paid expenses                                   1.89%             1.94%              -                 -
 -
 Net investment income                            4.44%             4.59%           4.52%             4.41%(b)

Portfolio turnover rate                            128%               30%             98%               47%

Net assets end of period (thousands)        $   13,769        $   20,386      $   23,230       $    27,261


(a)  The Fund changed its fiscal year end from November 30 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d)  Amount represents less than $0.01 per share.
(e)  Calculation based on average shares oustanding.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           High Grade Tax Free Fund

                            Schedule of Investments

                         November 30, 1997 (Unaudited)





      Principal
       Amount                                                              Value
MUNICIPAL OBLIGATIONS - 95.5%
                             Arizona - 1.1%
$ 1,000,000           Creighton, Arizona, Elem. School
                      District No. 14 of Maricopa County,
                      School Improvements Bonds (Project
                      of 1990), Series C 1991
                      6.50%, 7/1/07, (FGIC) ....................     $1,145,970
                                                                     ----------
                          California - 3.5%
  1,000,000           Orange County, California, Public
                      Finance Authority
                      5.75%, 12/1/10, (AMBAC) ..................      1,067,040
  1,000,000           San Joaquin Hills, California,
                      Transportation Corridor Agency, Toll
                      Revenue, Series A
                      5.25%, 1/15/30 ...........................        986,180
    500,000           San Mateo County, California, Joint
                      Powers Financing Authority, Lease
                      Revenue (Capital Projects Program),
                      Refunding Revenue, Series A
                      6.50%, 7/1/16, (MBIA) ....................        583,740
  1,000,000           Southern California, Public Power
                      Authority, Mead Adelanto Project,
                      Series A
                      5.00%, 7/1/17, (AMBAC) ...................        973,160
                                                                     ----------
                                                                      3,610,120
                                                                     ----------
                            Colorado - 2.6%
  1,000,000           Arapahoe County, Colorado, Public
                      Highway Authority, Capital
                      Improvements Trust Fund Revenue
                      (E-470 Projects)
                      6.15%, 8/31/26, (MBIA) ...................      1,091,510
    500,000           City & County of Denver, Colorado,
                      School District No. 1, General
                      Obligation Refunding Bonds,
                      Series 1994A
                      6.50%, 6/1/10, (MBIA) ....................        575,675
  1,000,000           Colorado State, Public Highway
                      Authority, Senior Series A
                      5.75%, 9/1/14 ............................      1,071,390
                                                                     ----------
                                                                      2,738,575
                                                                     ----------
                             Florida - 2.2%
  1,000,000           Coral Springs, Florida, Improvements
                      District, Refunding Revenue, Water
                      and Sewer
                      6.00%, 6/1/10, (MBIA) ....................      1,111,870
  1,000,000           Orange County, Florida, Health Facilities
                      Authority Revenue, Orlando Regional
                      Healthcare Systems, Series 1996C
                      6.25%, 10/1/16, (MBIA) ...................      1,135,220
                                                                     ----------
                                                                      2,247,090
                                                                     ----------
                             Georgia - 3.9%
    500,000           City of Atlanta, Georgia, Airport
                      Facilities Refunding Revenue,
                      Series 1994A
                      6.50%, 1/1/10, (AMBAC) ...................        574,285
                      Georgia State, Municipal Electric
                      Authority, Special Obligation, Fifth
                      Crossover, Project One:
  1,000,000            6.40%, 1/1/13, (AMBAC) ..................      1,139,050
  2,000,000            6.50%, 1/1/17, (MBIA) ...................      2,324,220
                                                                     ----------
                                                                      4,037,555
                                                                     ----------


      Principal
       Amount                                                              Value
MUNICIPAL OBLIGATIONS - continued
                              Hawaii - 2.7%
$ 1,000,000           Hawaii State, Airport System Revenue,
                      Second Series of 1990
                      7.50%, 7/1/20, (FGIC) ....................     $1,085,240
  1,500,000           Hawaii State, General Obligation,
                      Series CM
                      6.00%, 12/1/10, (FGIC) ...................      1,666,515
                                                                     ----------
                                                                      2,751,755
                                                                     ----------
                               Idaho - 0.8%
    800,000           Idaho State, Housing Agency, Single
                      Family Mortgage, Mezzanine,
                      Series C-1
                      6.30%, 7/1/11, (FHA) .....................        837,728
                                                                     ----------
                           Illinois - 16.9%
  1,000,000           Chicago, Illinois, Board of Education,
                      Chicago School Reform, Series A
                      5.25%, 12/1/18, (AMBAC) ..................        983,750
  2,150,000           City of Chicago, Illinois, General
                      Obligation, Series 1995
                      6.13%, 1/1/16, (AMBAC) ...................      2,318,796
  4,725,000           City of Chicago, Illinois, Water
                      Refunding Revenue, Series 1993
                      6.50%, 11/1/15, (FGIC) ...................      5,495,884
                      Illinois State, Development Finance
                      Authority, Pollution Control Refunding
                      Revenue (Commonwealth Edison Co.
                      Project):
                      Series 1991
  2,000,000            7.25%, 6/1/11, (MBIA) ...................      2,197,160
                       Series 1994D
  3,000,000            6.75%, 3/1/15, (AMBAC) ..................      3,348,180
  1,750,000           Illinois State, Health Facilities Authority,
                      Health Facilities Refunding Revenue,
                      Series 1992AA
                      6.50%, 6/1/12, (MBIA) ....................      2,000,968
  1,000,000           Illinois State, Regional Transportation
                      Authority Revenue
                      6.00%, 6/1/15 ............................      1,103,390
                                                                     ----------
                                                                     17,448,128
                                                                     ----------
                             Indiana - 3.9%
  1,500,000           Indiana State, Middle School Building
                      Corp., Lawrence Township of Marion
                      County, First Mortgage Bond
                      6.88%, 7/5/11, (MBIA) ....................      1,788,225
  1,000,000           Indiana State, Municipal Power Agency,
                      Power Supply System, Refunding
                      Revenue, 1993 Series B
                      6.00%, 1/1/13, (MBIA) ....................      1,102,790
  1,000,000           Indiana State, Transportation Finance
                      Authority, Highway Revenue,
                      Series 1992A
                      6.80%, 12/1/16, (MBIA) ...................      1,187,940
                                                                     ----------
                                                                      4,078,955
                                                                     ----------
                               Maine - 1.2%
  1,000,000           Maine State, Turnpike Authority,
                      Turnpike Revenue, Series 1994
                      7.13%, 7/1/08, (MBIA) ....................      1,201,380
                                                                     ----------
                       Massachusetts - 5.8%
  1,000,000           Massachusetts State, General
                      Obligation, Series A
                      6.50%, 11/1/14, (AMBAC) ..................      1,161,130

                                   EVERGREEN
                           High Grade Tax Free Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




      Principal
       Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                      Massachusetts - continued
$  500,000            Massachusetts State, Housing Finance
                      Agency, Housing Project Revenue,
                      1993 Series A
                      6.15%, 10/1/15, (AMBAC) .............     $  520,900
 2,000,000            Massachusetts State, Port Authority
                      Revenue, Series A
                      5.00%, 7/1/27 .......................      1,910,780
 1,000,000            Massachusetts State, Turnpike
                      Authority Revenue, Metropolitan
                      Highway System, Series B
                      5.13%, 1/1/23, (MBIA) ...............        974,460
 1,500,000            Massachusetts State, Turnpike
                      Authority Revenue, Senior Series A
                      5.13%, 1/1/23 .......................      1,461,690
                                                                ----------
                                                                 6,028,960
                                                                ----------
                           Michigan - 4.9%
                      Detroit, Michigan, Water Supply
                      Systems Revenue:
 1,250,000             Second Lien Series A
                       5.55%, 7/1/12, (MBIA) ..............      1,317,887
 2,500,000             Senior Lien Series A
                       6.00%, 7/1/14 ......................      2,746,775
 1,000,000            Michigan State, Building Authority
                      Revenue Facility Program, Series II
                      5.38%, 10/15/10 .....................      1,031,420
                                                                ----------
                                                                 5,096,082
                                                                ----------
                          Minnesota - 0.5%
   480,000            Minnesota State, Housing Finance
                      Agency, Single Family Mortgage,
                      1994 Series H
                      6.70%, 1/1/18 .......................        514,018
                                                                ----------
                      New Mexico - 1.0%
                      City of Albuquerque, New Mexico,
                      Airport Revenue:
   500,000             Series 1995 A
                      6.35%, 7/1/07, (AMBAC) ..............        544,640
   500,000             Series 1995 B
                      7.00%, 7/1/16, (AMBAC) ..............        501,090
                                                                ----------
                                                                 1,045,730
                                                                ----------
                      New York - 10.3%
 2,000,000            New York City, New York, Transportation
                      Finance Authority Revenue (Future
                      Tax), Series A
                      5.00%, 8/15/27 ......................      1,919,220
 1,500,000            New York State, Housing Finance
                      Agency Revenue, Series 1994 B
                      6.35%, 8/15/23, (AMBAC) .............      1,587,180
 1,000,000            New York State, Triborough Bridge and
                      Tunnel Authority Revenue, Refunding
                      Revenue, General Purpose, Series A
                      5.25%, 1/1/28 .......................        982,140
   500,000            Port Authority New York & New Jersey
                      Consolidated Bonds, Fifth
                      Installment, Ninety-Seventh Series
                      6.50%, 7/15/19, (FGIC) ..............        543,300
 5,000,000            Port Authority New York & New Jersey
                      Special Obligation (Special Project
                      JFK Intl. Airport)
                      6.25%, 12/1/10, (MBIA) ..............      5,617,950
                                                                ----------
                                                                10,649,790
                                                                ----------


      Principal
       Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                      North Dakota - 3.1%
$3,000,000            Mercer County, North Dakota, Pollution
                      Control Refunding Revenue (Basin
                      Electric Power Cooperative-Antelope
                      Valley), Second 1995 Series
                      6.05%, 1/1/19, (AMBAC) ..............     $3,205,110
                                                                ----------
                               Ohio - 4.3%
 1,500,000            City of Toledo, Ohio, Housing
                      Improvements, Macy's Project,
                      Series 1995A
                      6.35%, 12/1/25, (MBIA) ..............      1,637,340
 1,000,000            Cleveland, Ohio, Airport System
                      Revenue, Series A
                      5.13%, 1/1/17 .......................        969,750
 1,000,000            Ohio State, Board of Education, Kings
                      Local School District, City of Warren
                      School Improvements, Series 1995
                      7.50%, 12/1/16, (FGIC) ..............      1,283,440
   475,000            Ohio State, Housing Finance Agency,
                      Residential Mortgage Revenue, 1995
                      Series A-2
                      6.63%, 3/1/26, (GNMA) ...............        507,271
                                                                ----------
                                                                 4,397,801
                                                                ----------
                       Pennsylvania - 1.9%
 2,000,000            Pittsburgh, Pennsylvania, General
                      Obligation, Series B
                      5.00%, 9/1/10, (AMBAC) ..............      1,997,980
                                                                ----------
                      Puerto Rico - 2.1%
                      Puerto Rico, Electric Power Authority,
                      Refunding Revenue:
 1,000,000             Series B
                       6.25%, 7/1/10, (MBIA) ..............      1,133,760
   500,000             Series Y
                       6.50%, 7/1/06, (MBIA) ..............        570,580
   495,000            Puerto Rico, Housing Bank & Finance
                      Agency, Affordable Housing
                      Mortgage Subsidy Program, Single
                      Family Mortgage
                      6.10%, 10/1/15, (GNMA, FNMA &
                      FHLMC) ..............................        512,043
                                                                ----------
                                                                 2,216,383
                                                                ----------
                      South Carolina - 2.1%
 2,000,000            South Carolina State, Port Authority
                      Revenue, Series 1991
                      6.63%, 7/1/11, (AMBAC) ..............      2,154,800
                                                                ----------
                          Tennessee - 3.2%
 1,200,000            Bristol, Tennessee, Health &
                      Educational Facility, Bristol Memorial
                      Hospital, Series 1993
                      6.75%, 9/1/07, (FGIC) ...............      1,388,628
 1,700,000            Knox County, Tennessee, Health,
                      Educational & Housing Facility Board,
                      Hospital Facility Revenue (Fort
                      Sanders Alliance), Series 1993
                      6.25%, 1/1/13, (MBIA) ...............      1,921,272
                                                                ----------
                                                                 3,309,900
                                                                ----------
                              Texas - 2.8%
 1,500,000            City of Austin, Texas, Airport System,
                      Prior Lien Revenue, Series 1995A
                      6.13%, 11/15/25, (MBIA) .............      1,590,030

                                   EVERGREEN
                           High Grade Tax Free Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




    Principal
     Amount                                                 Value
MUNICIPAL OBLIGATIONS - continued
                Texas - continued
 $  1,000,000   City of Houston, Texas, Water
                Conveyance System Contract, COP,
                Series 1993 H
                7.50%, 12/15/14, (AMBAC) ...........    $  1,276,450
                                                        ------------
                                                           2,866,480
                                                        ------------
                       Utah - 1.0%
    1,000,000   Salt Lake City, Utah, Salt Lake County
                Airport Revenue, Series 1993A
                6.00%, 12/1/12, (FGIC) .............       1,057,220
                                                        ------------
                   Virginia - 2.2%
    2,000,000   Hanover County, Virginia, Industrial
                Development Authority, Memorial
                Regional Medical Center Project,
                Series 1995
                6.38%, 8/15/18, (MBIA) .............       2,300,120
                                                        ------------
                 Washington - 3.6%
    2,500,000   City of Tacoma, Washington, Electric
                Systems Refunding Revenue,
                Series 1994
                6.25%, 1/1/15, (FGIC) ..............       2,711,625
    1,000,000   King County III, Washington, King
                Street Center Project
                5.00%, 6/1/10 ......................         999,070
                                                        ------------
                                                           3,710,695
                                                        ------------
                West Virginia - 0.5%
      500,000   West Virginia State, Housing
                Development Fund, Series A
                6.05%, 5/1/27 ......................         520,250
                                                        ------------
                  Wisconsin - 7.4%
    4,500,000   City of Superior, Wisconsin, Limited
                Obligation Refunding Revenue
                (Midwest Energy Resource Co.
                Project), Series E-1991
                6.90%, 8/1/21, (FGIC) ..............       5,485,860


    Principal
     Amount                                                 Value
MUNICIPAL OBLIGATIONS - continued
                Wisconsin - continued
 $  2,000,000   Wisconsin State, Health & Educational
                Facilities Authority Revenue (Wausau
                Hospitals, Inc. Project), Series 1991B
                6.63%, 8/15/11, (AMBAC) ............    $  2,147,880
                                                        ------------
                                                           7,633,740
                                                        ------------
                Total Municipal Obligations
                (cost $93,474,172) .................      98,802,315
                                                        ------------


   Shares
MUTUAL FUND SHARES - 0.4%
(cost $412,000)
 412,000   Federated Tax Free Fund     412,000
                                     ---------


    Principal
     Amount
SHORT-TERM MUNICIPAL SECURITIES - 7.2%
                New York - 5.8%
                New York City, New York, Municipal
                Water Finance Authority, Water and
                Sewer System Revenue, Series C:
 $  4,000,000    3.85%, 6/15/23, (FGIC) (a) .......        4,000,000
    2,000,000    3.85%, 6/15/22, (FGIC) (a) .......        2,000,000
                                                           ---------
                                                           6,000,000
                                                           ---------
                 Wyoming - 1.4%
    1,400,000   Lincoln County, Wyoming, Pollution
                Control Revenue, Dates Exxon
                Project, Series A
                3.85%, 11/1/14 (a) ................        1,400,000
                                                           ---------
                Total Short-Term Municipal Securities
                (cost $7,400,000) .................        7,400,000
                                                           ---------
                Total Investments
                 (cost $101,286,172)..... 103.1%         106,614,315
                Other Assets and
                 Liabilities - Net ...... ( 3.1)          (3,210,203)
                                          ------        -------------
                Net Assets .............. 100.0%        $103,404,112
                                          ======        =============

(a) Security is a variable rate demand note which is payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at November 30, 1997.



Summary of Abbreviations:
AMBAC American Municipal Bond Assurance Corp.
COP   Certificate of Participation
FGIC  Financial Guaranty Insurance Corp.
FHA   Federal Housing Authority
FHLMC Federal Home Loan Mortgage Association
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
MBIA  Municipal Bond Investors Assurance Corp.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                            Schedule of Investments

                         November 30, 1997 (Unaudited)


      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - 96.5%
                      Arizona - 4.3%
$ 2,000,000            Arizona State, Transportation Board,
                      Excise Tax Revenue, Maricopa
                      County Regional Area Road Fund,
                      Subordinated Lien
                      6.80%, 7/1/98, (MBIA) .................     $2,034,860
  5,000,000           Arizona State, Transportation Board,
                      Highway Revenue
                      6.70%, 7/1/98 .........................      5,082,650
  1,600,000           Pima County, Arizona, General
                      Obligation, Series 1992
                      6.55%, 7/1/01 .........................      1,728,496
                                                                  ----------
                                                                   8,846,006
                                                                  ----------
                      California - 8.8%
  5,000,000           California State, General Obligation
                      6.35%, 11/1/04, (FGIC) ................      5,608,050
    320,000           California State, Housing Finance
                      Agency, Multi Unit Rental Housing
                      Revenue, Series A
                      5.25%, 2/1/98 .........................        320,704
  1,090,000           City of Los Angeles, California,
                      Judgement Obligation Bonds,
                      Series A
                      5.00%, 8/1/00 .........................      1,114,830
    775,000           City of Santa Ana, California,
                      Environment Finance Corp.,
                      Recycling Project, Series A
                      5.25%, 5/1/00, (AMBAC) ................        794,987
    900,000           County of Los Angeles, California,
                      Municipal Improvements Corp., COP
                      4.50%, 12/1/99 ........................        908,946
  5,080,000           Sacramento, California, School
                      Insurance Authority Revenue, Liability
                      Program, Series D
                      5.70%, 6/1/03 .........................      5,357,267
    880,000           San Diego County, California, Regional
                      Transportation Commission, Sales Tax
                      Revenue, Second Sr., Series A
                      4.40%, 4/1/01, (FGIC) .................        889,768
  1,000,000           Stanislaus County, California
                      Improvement Program, Series A
                      4.50%, 5/1/02, (MBIA) .................      1,013,180
    900,000           State of California, General Obligation
                      7.00%, 8/1/02, (FGIC) .................      1,008,315
  1,025,000           Stockton, California, Health Facilities
                      Revenue, Series A
                      5.00%, 12/1/01 ........................      1,041,349
                                                                  ----------
                                                                  18,057,396
                                                                  ----------
                      Colorado - 1.0%
    520,000           Colorado State, Student Obligation
                      Board Authority, Student Loan
                      Revenue, Series B
                      6.13%, 12/1/98 ........................        528,440
  1,500,000           Denver, Colorado, City and County
                      Airport Revenue, Series C
                      6.35%, 11/15/01 .......................      1,595,775
                                                                  ----------
                                                                   2,124,215
                                                                  ----------
                      Connecticut - 1.2%
  2,500,000           Connecticut State, Special Tax
                      Obligation Revenue, Transportation
                      Infrastructure, Series B
                      4.70%, 10/1/04, (FGIC) ................      2,542,275
                                                                  ----------


      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                          Delaware - 1.1%
$ 2,200,000           Delaware State, Transportation
                      Authority, Motor Fuel Tax Revenue
                      7.50%, 7/1/99 .........................     $2,317,480
                                                                  ----------
                      District of Columbia - 3.1%
  6,000,000           District of Columbia, General
                      Obligation, Series A
                      5.75%, 6/1/03, (MBIA) .................      6,362,280
                                                                  ----------
                          Florida - 25.1%
                      Broward County, Florida, School
                      District:
  1,000,000            6.75%, 2/15/98 .......................      1,006,210
  2,925,000            7.75%, 2/15/07 .......................      3,007,397
  2,000,000           Charlotte County, Florida, Utility
                      Revenue
                      6.88%, 10/1/21, (FGIC) ................      2,223,440
  1,000,000           Dade County, Florida, School District
                      7.00%, 7/1/98 .........................      1,018,540
                      Florida State, Board of Education,
                      Capital Outlay:
  3,000,000            6.75%, 6/1/00 ........................      3,191,340
                       Public Education, Series B
  4,000,000            5.30%, 6/1/98 ........................      4,030,720
  1,000,000           Florida State, Board of Regents,
                      University Systems Improvements
                      Revenue
                      5.90%, 7/1/98, (AMBAC) ................      1,012,290
  2,200,000           Florida State, Municipal Power Agency
                      Revenue, All Requirements Power
                      Supply Project
                      4.30%, 10/1/01, (AMBAC) ...............      2,215,400
                      Florida State, Turnpike Authority,
                      Turnpike Revenue:
  4,000,000            7.75%, 7/1/09 ........................      4,305,920
  3,000,000            Series A
                       9.50%, 7/1/98, (AMBAC) ...............      3,099,390
  2,645,000           Fort Lauderdale, Florida, Water and
                      Sewer Revenue, Series 78
                      6.10%, 9/1/98 .........................      2,689,727
  5,800,000           Jacksonville, Florida, Electric Authority
                      Revenue, Series 10
                      4.40%, 10/1/99 ........................      5,845,646
  4,600,000           Jacksonville, Florida, Industrial
                      Development Revenue, Refunding
                      TTX Company Project
                      5.40%, 3/1/01 .........................      4,754,836
  3,675,000           Orange County, Florida, Health Facilities
                      Authority Revenue, Series 3
                      5.20%, 10/1/04 ........................      3,843,315
                      Palm Beach County, Florida, School
                      District:
  2,000,000            4.50%, 8/1/99, (FGIC) ................      2,017,880
  3,000,000            5.20%, 8/1/98, (AMBAC) ...............      3,027,750
  3,000,000           Palm Beach County, Florida, Solid
                      Waste Authority Revenue, Refunding
                      and Improvements
                      5.50%, 12/1/02, (MBIA) ................      3,174,480
  1,000,000           Sarasota, Florida, General Obligation
                      6.85%, 8/1/00 .........................      1,068,660
                                                                  ----------
                                                                  51,532,941
                                                                  ----------

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                             Georgia - 3.6%
$ 6,795,000           Georgia State, General Obligation,
                      Series B
                      5.95%, 3/1/04 ......................     $7,380,661
                                                               ----------
                            Illinois - 3.7%
  1,000,000           Central Lake County, Illinois, Joint
                      Action Water Agency, Interim Water
                      Revenue, Series A
                      7.00%, 5/1/00, (AMBAC) .............      1,084,380
  1,345,000           Chicago, Illinois, General Obligation
                      5.00%, 1/1/01 ......................      1,376,231
  1,000,000           Illinois State, Development Finance
                      Authority Revenue, Refunding
                      Community Rehab. Providers,
                      Series A
                      5.35%, 7/1/00 ......................      1,022,500
  2,000,000           Illinois State, General Obligation
                      6.30%, 8/1/99 ......................      2,072,360
  2,000,000           Illinois State, Sales Tax Revenue,
                      Series I
                      6.95%, 6/15/98 .....................      2,033,480
                                                               ----------
                                                                7,588,951
                                                               ----------
                            Maryland - 0.9%
    635,000           Maryland State, Energy Financing
                      Administration, Solid Waste Disposal
                      Revenue (Wheelabrator Water
                      Technologies Baltimore L.L.C.
                      Projects), Series 1996
                      4.80%, 12/1/98 .....................        639,108
  1,140,000           Montgomery County, Maryland,
                      General Obligation,
                      Consolidated Public Improvement
                      Revenue, Series 1992A
                      5.30%, 7/1/01 ......................      1,185,988
                                                               ----------
                                                                1,825,096
                                                               ----------
                       Massachusetts - 3.5%
  2,000,000           Massachusetts State, General
                      Obligation, Series A
                      5.00%, 8/1/01 ......................      2,053,160
  1,000,000           Massachusetts State, Health and
                      Educational Facilities Revenue
                      4.55%, 1/1/21 ......................      1,007,420
                      Massachusetts State, Industrial
                      Development Revenue:
    460,000            Series 1986G
                       5.30%, 12/1/06 ....................        474,794
    565,000            Series 1986I
                       5.30%, 12/1/06 ....................        583,170
    910,000            Series 1996A
                       5.35%, 11/1/07 ....................        944,607
  1,085,000            Series 1996B
                       5.35%, 11/1/07 ....................      1,126,263
  1,000,000           New England Education Loan
                      Marketing Corp., Student Loan
                      Revenue, Series 1993B
                      5.40%, 6/1/00 ......................      1,017,320
                                                               ----------
                                                                7,206,734
                                                               ----------


      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                           Minnesota - 4.2%
$ 1,015,000           City of Minneapolis, Minnesota,
                      Housing and Redevelopment
                      Authority of the City of St. Paul,
                      Single Family Mortgage Refunding
                      Revenue Bond, Series 1996A
                      5.13%, 6/1/32 ......................     $1,017,030
                      Minnesota State, General Obligation
                      Various Purpose:
  3,000,000            6.40%, 8/1/99 .....................      3,116,790
  1,300,000            6.60%, 8/1/99 .....................      1,323,868
  1,000,000            6.60%, 8/1/00 .....................      1,041,650
  2,000,000           State of Minnesota, General Obligation
                      6.60%, 8/1/99 ......................      2,084,280
                                                               ----------
                                                                8,583,618
                                                               ----------
                            Missouri - 0.4%
    710,000           North Kansas City School District,
                      General Obligation, Direct Deposit
                      Program, Series 1996
                      6.70%, 3/1/00 ......................        749,370
                                                               ----------
                              Nevada - 3.8%
  5,000,000           Clark County, Nevada, School District,
                      Series A
                      7.00%, 6/15/05, (MBIA) .............      5,774,950
  2,000,000           Nevada State, General Obligation,
                      Series A
                      6.45%, 8/1/98 ......................      2,034,700
                                                               ----------
                                                                7,809,650
                                                               ----------
                      New Jersey - 1.1%
  2,000,000           New Jersey State, General Obligation,
                       Series 1991
                      5.90%, 8/1/02 ......................      2,140,200
                                                               ----------
                      New York - 2.7%
                      New York, New York, General
                      Obligation:
  1,000,000            Series 1997L
                       5.25%, 8/1/00 .....................      1,023,700
  1,450,000            Series L
                       5.00%, 8/1/01 .....................      1,477,158
  1,000,000           New York State, Dormitory Authority
                      Revenue, State University
                      Educational Facilities
                      5.00%, 5/15/03 .....................      1,025,420
  1,000,000           New York State, Environmental
                      Facilities, Refunding State Water
                      Subordinated Revolving Fund
                      5.50%, 6/15/03 .....................      1,055,610
  1,000,000           New York State, Power Authority,
                      General Purpose Bonds, Series Z
                      5.85%, 1/1/00 ......................      1,034,900
                                                               ----------
                                                                5,616,788
                                                               ----------
                                Ohio - 0.7%
    940,000           Cincinnati, Ohio, The Student Loan
                      Funding Corp., Student Loan
                      Revenue, Series 1993A
                      5.50%, 12/1/01 .....................        961,667

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                      Ohio - continued
$  500,000            Ohio State, Public Facilities
                      Commission of Higher Education,
                      Capital Facilities, Series II-C
                      4.70%, 12/1/97 ........................     $  500,035
                                                                  ----------
                                                                   1,461,702
                                                                  ----------
                       Pennsylvania - 2.3%
 1,000,000            Berks County, Pennsylvania, Municipal
                      Authority, Reading Hospital Medical
                      Center Project
                      5.00%, 10/1/02 ........................      1,029,810
 1,000,000            Lancaster County, Pennsylvania,
                      Hospital Authority Revenue (The
                      Lancaster General Hospital Project),
                      Series 1992
                      5.60%, 7/1/00, (AMBAC) ................      1,035,740
 1,950,000            Philadelphia, Pennsylvania, Water and
                      Sewer Revenue, 16th Series
                      7.50%, 8/1/10 .........................      2,198,196
   500,000            State of Pennsylvania, General
                      Obligation, Series 1971
                      6.00%, 12/15/98 .......................        502,080
                                                                  ----------
                                                                   4,765,826
                                                                  ----------
                      South Carolina - 1.4%
   500,000            Charleston County, South Carolina,
                      Airport System Refunding Revenue,
                      Series 1993
                      8.25%, 7/1/00, (MBIA) .................        549,465
 2,200,000            South Carolina State, General
                      Obligation, Series W
                      6.00%, 5/1/99 .........................      2,263,360
                                                                  ----------
                                                                   2,812,825
                                                                  ----------
                      South Dakota - 0.5%
 1,000,000            South Dakota State, Housing
                      Development, Homeownership
                      Mortgage, Series J
                      4.60%, 5/1/02, (FNMA) .................      1,002,900
                                                                  ----------
                              Texas - 4.0%
 1,000,000            Austin, Texas, Utility Systems Revenue,
                      Series A
                      9.50%, 5/15/15 ........................      1,124,180
   500,000            City of Dallas, Texas, General Obligation
                      5.90%, 2/15/01 ........................        526,345
 1,300,000            Dallas County, Texas, Tax-Permanent
                      Improvements, Series 1992A
                      6.00%, 8/15/01 ........................      1,382,810
 1,000,000            Houston, Texas, General Obligation,
                      Series 1992C
                      5.70%, 3/1/01 .........................      1,045,470
 1,315,000            North Texas, Health Facilities
                      Development Corp., Limited Regional
                      Health Care Systems Inc. Project
                      4.40%, 9/1/01 .........................      1,323,521
   505,000            San Antonio, Texas, Independent School
                      District, Public Facilities Corp.
                      Revenue, Series 1996
                      5.00%, 10/15/00, (AMBAC) ..............        516,383
 1,215,000            Texas State, Department of Housing
                      and Community Affairs, Single Family
                      Mortgage Revenue, Series 1996E
                      4.45%, 3/1/99, (MBIA) .................      1,220,419


      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                      Texas - continued
$1,000,000            Victoria County, Texas, Hospital
                      Revenue, Citizens Medical Center
                      5.50%, 1/1/01 .........................     $1,038,160
                                                                  ----------
                                                                   8,177,288
                                                                  ----------
                               Utah - 4.1%
   245,000            Utah State, Housing Finance Agency,
                      Single Family Mortgage Refunding
                      Revenue, Series 1993A
                      5.20%, 1/1/01 .........................        250,130
                      Utah State, Intermountain Power
                      Agency:
                       Power Supply Revenue, Series C
 2,500,000             6.00%, 7/1/00, (MBIA) ................      2,612,425
                       Special Obligation, Series B
 5,000,000             6.50%, 7/1/04, (MBIA) ................      5,576,750
                                                                  ----------
                                                                   8,439,305
                                                                  ----------
                            Vermont - 2.4%
 4,385,000            Vermont State, General Obligation
                      6.00%, 12/1/06, (AMBAC) ...............      4,857,440
                                                                  ----------
                           Virginia - 3.6%
 5,000,000            Roanoke, Virginia, Industrial
                      Development Authority, Roanoke
                      Memorial Hospital
                      6.50%, 7/1/25, (MBIA) .................      5,289,450
 2,000,000            Virginia State, Public School Authority
                      Revenue, Series B
                      6.75%, 1/1/00 .........................      2,045,180
                                                                  ----------
                                                                   7,334,630
                                                                  ----------
                         Washington - 6.9%
 5,000,000            Washington State, General Obligation,
                      Series R93B
                      4.88%, 10/1/02 ........................      5,135,200
 2,950,000            Washington State, General Obligation
                      Revenue, Motor Vehicle Fuel Tax,
                      Series R-92D
                      5.60%, 9/1/01 .........................      3,097,234
 1,360,000            Washington State, Public Power Supply,
                      Series B
                      5.00%, 7/1/01 .........................      1,389,050
                      Washington State, Public Power Supply,
                      Systems Nuclear Project No. 2
                      Revenue Bond:
   675,000             Series 1992A
                       5.00%, 7/1/99 ........................        683,930
 3,500,000             Series C
                       7.63%, 7/1/10 ........................      3,897,950
                                                                  ----------
                                                                  14,203,364
                                                                  ----------
                          Wisconsin - 2.1%
 1,000,000            Milwaukee, Wisconsin, General
                      Obligation Corp. Purpose Bonds,
                      Public Improvements, Series BZ
                      6.30%, 6/15/01 ........................      1,070,220

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)


    Principal
     Amount                                               Value
MUNICIPAL OBLIGATIONS - continued
                Wisconsin - continued
                Milwaukee, Wisconsin, Metropolitan
                Sewage District, General Obligation:
 $  1,000,000    Series 1989A
                7.00%, 9/1/01 ....................    $  1,097,420
    2,000,000    Series A
                 6.50%, 10/1/98 ..................       2,042,980
                                                      ------------
                                                         4,210,620
                                                      ------------
                Total Municipal Obligations
                (cost $193,928,137)...............     197,949,561
                                                      ------------


   Shares                                             Value
MUTUAL FUND SHARES - 1.8%
(cost $3,728,000)
 3,728,000   Federated Municipal Obligation Fund  $  3,728,000
                                                  ------------

             Total Investments
             (cost $197,656,137).....  98.3%       201,677,561
             Other Assets and
             Liabilities - Net ......   1.7          3,493,714
                                      -----       ------------
             Net Assets ............. 100.0%      $205,171,275
                                      =====       ============


Summary of Abbreviations:
AMBAC American Municipal Bond Assurance Corp.
COP   Certificate of Participation
FGIC  Financial Guaranty Insurance Corp.
FNMA  Federal National Mortgage Association
MBIA  Municipal Bond Investors Assurance Corp.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Tax Free Income Fund

                            Schedule of Investments

                         November 30, 1997 (Unaudited)


       Principal
        Amount                                                           Value
MUNICIPAL OBLIGATIONS - 99.6%
                            Alabama - 0.2%
     $    240,000       Alabama Housing Finance Agency,
                        Single Family Mortgage,
                        10.75%, 6/1/13 .......................     $  259,123
                                                                   ----------
                             Alaska - 0.3%
          300,000       Alaska Housing Finance Corp.,
                        Collateralized Home Mortgage,
                        8.75%, 12/1/16 .......................        308,175
                                                                   ----------
                            Arizona - 0.5%
          500,000       Salt River Project Arizona Agricultural
                        Improvement,
                        5.00%, 1/1/20 ........................        485,670
                                                                   ----------
                         California - 8.3%
          500,000       Anaheim, California, Public Financing
                        Authority, Series C,
                        6.00%, 9/1/16 ........................        551,310
        1,000,000       California State Revenue Bond,
                        5.00%, 10/1/23 .......................        963,540
        1,020,000       California State, Department Water
                        Resources, Central Valley Project
                        Revenue, Water Systems, Series S,
                        5.00%, 12/1/16 .......................        995,489
        2,115,000       Central Coast, California, Water
                        Authority Revenue, State Water
                        Project, Regional Facilities,
                        Series A,
                        5.00%, 10/1/16, (AMBAC) ..............      2,066,757
        1,785,000       East Bay, California, Municipal Utility
                        District, Water System Revenue,
                        5.00%, 6/1/16, (FGIC) ................      1,734,467
          500,000       Santa Clara County, California,
                        Financing Authority, Lease
                        Revenue, Refunding, Series A,
                        5.00%, 11/15/17, (AMBAC) .............        485,220
        1,295,000        Santa Maria, California, Water and
                        Waste Revenue, COP, Capital
                        Appreciation, Subordinated
                        Debenture, Series A,
                        (effective yield 5.42%) (a),
                        0.00%, 8/1/12, (AMBAC) ...............        597,254
        2,450,000        Victor Valley, California, Joint Union
                        High School District, Capital
                        Appreciation,
                        (effective yield 5.69%) (a),
                        0.00%, 9/1/13, (MBIA) ................      1,070,479
                                                                   ----------
                                                                    8,464,516
                                                                   ----------
                           Colorado - 6.7%
                        City and County of Denver, Colorado,
                        Airport System, Series A:
          200,000        7.25%, 11/15/25 .....................        228,806
        1,000,000        8.00%, 11/15/25 .....................      1,109,405
          750,000        8.75%, 11/15/23 .....................        879,052
          750,000       City and County of Denver, Colorado,
                        Airport System, Series B,
                        7.25%, 11/15/12 ......................        838,182
        1,100,000       City and County of Denver, Colorado,
                        Airport System, Series D,
                        7.75%, 11/15/13 ......................      1,373,999


       Principal
        Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                        Colorado - continued
                        Colorado Public Highway Authority,
                        Senior, Series A:
     $  1,000,000        5.00%, 9/1/15, (MBIA) ...............     $  982,500
        1,500,000        5.00%, 9/1/21 .......................      1,443,495
                                                                   ----------
                                                                    6,855,439
                                                                   ----------
                        District of Columbia - 2.2%
        2,000,000       District of Columbia Hospital
                        Revenue, Medlantic Healthcare,
                        Refunding, Series A,
                        6.00%, 8/15/11, (MBIA) ...............      2,191,880
                                                                   ----------
                           Florida - 10.0%
          250,000       Florida State, Board of Education,
                        Capital Outlay, Series A,
                        5.00%, 1/1/11 ........................        251,053
          500,000       Florida State, Department of
                        Transportation, Right of Way,
                        Series B,
                        5.00%, 7/1/27 ........................        479,235
        1,500,000       Indian Trace District, Florida,
                        Community Development District,
                        Water Management Special
                        Benefit Assessment,
                        5.00%, 5/1/17, (MBIA) ................      1,462,905
        2,000,000       Orange County, Florida, Health
                        Facilities Authority, Orlando
                        Hospital Regional Healthcare,
                        Series A,
                        6.25%, 10/1/18 .......................      2,268,040
          495,000       Orange County, Florida, Housing
                        Finance Authority, GNMA and
                        FNMA Mortgage-Backed Securities
                        Program,
                        6.85%, 10/1/27 .......................        535,209
        1,000,000       Sarasota County, Florida, Utility
                        Systems Revenue,
                        6.50%, 10/1/22, (FGIC) ...............      1,137,470
        2,640,000       Tallahassee, Florida, Health Facilities,
                        Tallahassee Memorial Regional
                        Medical Project,
                        6.63%, 12/1/13, (MBIA) ...............      3,003,686
          960,000       Tampa, Florida, Subordinated
                        Guaranteed Entitlement Revenue,
                        Series 1988B,
                        8.40%, 10/1/08 (b) ...................        995,558
                                                                   ----------
                                                                   10,133,156
                                                                   ----------
                           Illinois - 2.2%
          910,000       Chicago, Illinois, Gas Supply
                        Revenue, People's Gas, Light and
                        Coke Co., Series A,
                        8.10%, 5/1/20 ........................        999,034
        1,000,000       Illinois Health Facilities Authority,
                        United Medical Center,
                        8.38%, 7/1/12 ........................      1,191,930
                                                                   ----------
                                                                    2,190,964
                                                                   ----------
                            Indiana - 3.3%
        1,300,000       Indiana Municipal Power Supply
                        Systems Revenue,
                        5.50%, 1/1/16 ........................      1,348,308

                                   EVERGREEN
                              Tax Free Income Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




       Principal
        Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                        Indiana - continued
     $  1,640,000       St. Joseph County, Indiana,
                        Educational Facilities Revenue,
                        University of Notre Dame,
                        6.50%, 3/1/26 ......................     $1,968,213
                                                                 ----------
                                                                  3,316,521
                                                                 ----------
                             Louisiana - 1.5%
        1,415,000       Louisiana Public Facilities Authority,
                        Health and Education, Prerefunded,
                        7.90%, 12/1/15 .....................      1,491,325
                                                                 ----------
                         Massachusetts - 7.9%
                        Massachusetts Bay Transportation
                        Authority, Series A:
          600,000        5.00%, 3/1/16 .....................        584,478
        1,875,000        6.25%, 3/1/12 .....................      2,103,113
        1,000,000        7.00%, 3/1/11 .....................      1,203,670
        1,950,000        7.00%, 3/1/21 .....................      2,432,995
        1,490,000       Massachusetts State Housing
                        Finance Agency, Residential
                        Housing, Series A,
                        8.40%, 8/1/21 ......................      1,543,759
          500,000       Massachusetts State Industrial
                        Finance Agency, Senior Lien,
                        Massachusetts Recycling
                        Association,
                        9.00%, 8/1/16 (d) ..................        187,500
                                                                 ----------
                                                                  8,055,515
                                                                 ----------
                              Michigan - 0.6%
          500,000       Monroe County, Michigan, Economic
                        Development Corp.,
                        Detroit Edison Co.,
                        6.95%, 9/1/22, (FGIC) ..............        619,535
                                                                 ----------
                             Minnesota - 0.6%
          595,000       Minnesota Housing Finance Agency,
                        Single Family Mortgage, Series A,
                        8.20%, 8/1/19 ......................        612,017
                                                                 ----------
                                Nevada - 1.0%
        1,000,000        Clark County, Nevada, Passenger
                        Facilities Charge Revenue, Las
                        Vegas McCarran International
                        Airport, 1992 Series A,
                        6.00%, 7/1/22, (AMBAC) .............      1,051,310
                                                                 ----------
                        New Jersey - 5.6%
        1,000,000        New Jersey Economic Development
                        Authority, Water Facilities Revenue,
                        New Jersey American Water Co.,
                        Inc. Project,
                        6.50%, 4/1/22, (FGIC) ..............      1,077,000
        4,325,000       Salem County, New Jersey, Pollution
                        Control Financing Authority, Waste
                        Disposal Revenue,
                        6.50%, 11/15/21 ....................      4,635,622
                                                                 ----------
                                                                  5,712,622
                                                                 ----------
                        New Mexico - 3.8%
        1,950,000        Albuquerque, New Mexico, Joint
                        Water and Sewer System Revenue,
                        Capital Appreciation, Series A,
                        (effective yield 5.42%) (a),
                        0.00%, 7/1/08, (FGIC) ..............      1,164,891


       Principal
        Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                        New Mexico - continued
     $  1,560,000       New Mexico Mortgage Finance
                        Authority, Single Family Mortgage,
                        8.63%, 7/1/17, (FGIC) ..............     $1,607,658
        1,000,000       University of New Mexico, University
                        Revenue, Series A,
                        6.00%, 6/1/21 ......................      1,106,530
                                                                 ----------
                                                                  3,879,079
                                                                 ----------
                        New York - 9.2%
        2,500,000       New York City, New York, GO,
                        Series G,
                        6.75%, 2/1/09 ......................      2,833,000
                        New York State Dormitory Authority,
                        State University Educational
                        Facilities Revenue:
          800,000        Series A,
                         5.25%, 5/15/15 ....................        822,080
        1,300,000        Series C,
                         7.38%, 5/15/10 ....................      1,568,437
        1,600,000       New York State Local Government
                        Assistance Corp., Series A,
                        5.50%, 4/1/17 ......................      1,636,272
        1,000,000       New York State Thruway Authority,
                        Highway and Bridge Trust Fund,
                        Series B,
                        5.00%, 4/1/17, (FSA) ...............        965,010
          805,000       New York State Urban Development
                        Corp., Higher Education Technology
                        Grants,
                        6.00%, 4/1/10, (MBIA) ..............        868,152
          650,000       Triborough Bridge and Tunnel
                        Authority, New York, General
                        Purpose, Series A
                        5.13%, 1/1/17 ......................        639,438
                                                                 ----------
                                                                  9,332,389
                                                                 ----------
                                  Ohio - 2.3%
        1,000,000       Montgomery County, Ohio, Hospital
                        Revenue, Kettering Medical Center,
                        6.25%, 4/1/20 ......................      1,132,100
        1,250,000       North Olmsted, Ohio, GO,
                        5.00%, 12/1/16, (AMBAC) ............      1,222,913
                                                                 ----------
                                                                  2,355,013
                                                                 ----------
                          Pennsylvania - 8.0%
        1,000,000       Allegheny County, Pennsylvania,
                        Airport Revenue, Series B,
                        5.00%, 1/1/17, (MBIA) ..............        972,330
        1,000,000       North Wales, Pennsylvania, Water
                        Authority,
                        5.00%, 11/1/22, (FGIC) .............        968,230
        1,500,000       Pennsylvania Convention Center
                        Authority, Series A,
                        (effective yield 5.39%) (a),
                        0.00%, 9/1/08, (FGIC) ..............        895,410
        1,750,000       Pennsylvania State, Industrial
                        Development Authority Revenue,
                        Economic Development,
                        6.00%, 1/1/12, (AMBAC) .............      1,873,935
        1,000,000       Philadelphia, Pennsylvania, Hospital
                        and Higher Education Facilities,
                        Community College, Series B,
                        6.50%, 5/1/07, (MBIA) ..............      1,131,880

                                   EVERGREEN
                              Tax Free Income Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)


    Principal
     Amount                                               Value
MUNICIPAL OBLIGATIONS - continued
                Pennsylvania - continued
 $  4,000,000   Pittsburgh, Pennsylvania, School
                District, Capital Appreciation,
                Series B, (effective yield 5.42%)
                (a),
                0.00%, 8/1/09, (AMBAC) ...........    $  2,282,520
                                                      ------------
                                                         8,124,305
                                                      ------------
                South Carolina - 0.5%
      500,000   Piedmont Municipal Power Agency,
                South Carolina, Electric Revenue,
                5.38%, 1/1/25, (MBIA) ............         506,874
                                                      ------------
                  Tennessee - 5.6%
    2,000,000   Bristol, Tennessee, Health and
                Education Authority, Bristol
                Memorial Hospital,
                6.75%, 9/1/10, (FGIC) ............       2,342,860
                Knox County, Tennessee, Health and
                Education Facilities, Fort Sanders
                Hospital Alliance:
    1,000,000    Series B
                 7.25%, 1/1/10, (MBIA) ...........       1,204,900
    1,000,000    Series C
                 5.25%, 1/1/15, (MBIA) ...........       1,015,670
    1,000,000    Metropolitan Government of
                Nashville and Davidson County,
                Tennessee Water and Sewer, step
                bond, (effective yield 5.20%) (a),
                0.00%, 1/1/12, (FGIC) ............       1,173,380
                                                      ------------
                                                         5,736,810
                                                      ------------
                     Texas - 11.4%
      500,000   Austin, Texas, Utility Systems
                Revenue, Capital Appreciation
                Refunding,
                (effective yield 5.30%) (a),
                0.00%, 11/15/11, (AMBAC) .........         245,025
    2,000,000   Bexar, Texas, Metropolitan Water
                District Waterworks,
                5.88%, 5/1/22, (MBIA) ............       2,087,760
    3,000,000   Brazos River Authority, Texas,
                Revenue Refunding, Houston Light
                and Power Project
                8.10%, 5/1/19, (MBIA) ............       3,108,780
    1,990,000   Harris County, Texas, Health
                Facilities
                Development Corp., Hospital
                Revenue, Memorial Hospital
                Systems Project, Series A,
                6.00%, 6/1/12 ....................       2,177,995
    1,000,000    Harris County, Texas,
                Toll Road, Senior Lien, Series A,
                7.00%, 8/15/10 ...................       1,202,860


    Principal
     Amount                                               Value
MUNICIPAL OBLIGATIONS - continued
                Texas - continued
 $  3,000,000   Houston, Texas, Water and Sewer
                System Revenue, Jr. Lien,  Series C,
                (effective yield 5.55%) (a),
                0.00%, 12/1/11, (AMBAC) ..........    $  1,466,820
    1,090,000   Montgomery County, Texas, Capital
                Appreciation Refunding,
                (effective yield 5.35%) (a),
                0.00%, 3/1/10, (MBIA) ............         578,605
    1,125,000   Texas Municipal Power Agency
                Revenue,
                (effective yield 7.09%) (a),
                0.00%, 9/1/08, (AMBAC) ...........         666,630
                                                      ------------
                                                        11,534,475
                                                      ------------
                       Utah - 0.5%
      750,000   Intermountain Power Agency, Utah,
                Power Supply Refunding, Series A,
                (effective yield 6.95%) (a),
                0.00%, 7/1/07 ....................         472,560
                                                      ------------
                 Washington - 5.0%
    3,000,000   Chelan County, Washington, Public
                Utilities District, Series A,
                (effective yield 5.53%) (a),
                0.00%, 6/1/09 ....................       1,694,880
    1,000,000   Tacoma, Washington, Electric System
                Revenue, Series 1994,
                6.25%, 1/1/15, (FGIC) ............       1,071,240
    1,000,000   Washington State GO, Series A,
                6.75%, 2/1/15 ....................       1,179,510
    1,000,000   Washington State Public Power
                Supply System, Nuclear Project #2,
                Series C,
                7.63%, 7/1/10 (b) ................       1,113,930
                                                      ------------
                                                         5,059,560
                                                      ------------
                Puerto Rico - 2.4%
    2,000,000   Commonwealth of Puerto Rico, GO,
                7.00%, 7/1/10, (MBIA) ............       2,421,580
                                                      ------------
                Total Municipal Obligations
                (cost $96,026,749) ...............     101,170,413
                                                      ------------
SHORT-TERM MUNICIPAL SECURITIES - 0.3%
                    Wyoming - 0.3%
      270,000   Uinta County, Wyoming, Pollution
                Control Revenue,
                3.85%, 12/1/22 (c)
                (cost $270,000) ..................         270,000
                                                      ------------
                Total Investments
                 (cost $96,296,749) .....  99.9%       101,440,413
                Other Assets and
                Liabilities - Net .......   0.1            133,926
                                          -----       ------------
                Net Assets .............. 100.0%      $101,574,339
                                          =====       ============

(a) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until its maturity date.
(b) At November 30, 1997, these securities were pledged to cover margin requirements for open futures contracts.
(c) Security is a variable rate demand note which is payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at November 30, 1997.
(d) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified.

                                   EVERGREEN
                              Tax Free Income Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)

Summary of Abbreviations:
AMBAC American Municipal Bond Assurance Corp.
COP   Certificates of Participation
FGIC  Financial Guaranty Insurance Corp.
FNMA  Federal National Mortgage Association
FSA   Financial Security Assurance Corp.
GNMA  Government National Mortgage Association
GO    General Obligation
MBIA  Municipal Bond Investors Assurance Corp.




FUTURES CONTRACTS - SHORT POSITIONS

                                                                                                                    Unrealized
                     Number                                            Initial Contract          Value at         Appreciation/
Expiration        of Contracts                                              Amount          November 30, 1997     (Depreciation)
--------------   --------------                                       ------------------   -------------------   ---------------
December '97          86          5 Year U.S. Treasury Note Index         $9,295,412            $9,260,412          $ (35,000)
December '97          24          Municipal Bond Index                     2,899,750             2,904,475              4,725

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                      Statements of Assets and Liabilities

                         November 30, 1997 (Unaudited)



                                                                                         High Grade
                                                                                            Fund
                                                                                     -----------------
Assets
 Investments at market value (identified cost - $101,286,172, $197,656,137 and
  $96,296,749, respectively)........................................................   $ 106,614,315
 Cash ..............................................................................             306
 Interest receivable ...............................................................       1,955,001
 Receivable for investments sold ...................................................         502,521
 Receivable for Fund shares sold ...................................................          96,143
 Receivable for daily variation margin on open futures contracts ...................               0
 Prepaid expenses and other assets .................................................          45,364
------------------------------------------------------------------------------------   -------------
   Total assets ....................................................................     109,213,650
------------------------------------------------------------------------------------   -------------
Liabilities
 Payable for investments purchased .................................................       5,476,505
 Dividends payable .................................................................         136,008
 Distribution fees payable .........................................................          80,025
 Due to related parties ............................................................          45,112
 Accrued Trustees' fees and expenses ...............................................           5,387
 Payable for Fund shares redeemed ..................................................           1,682
 Due to custodian bank .............................................................               0
 Accrued expenses and other liabilities ............................................          64,819
------------------------------------------------------------------------------------   -------------
   Total liabilities ...............................................................       5,809,538
------------------------------------------------------------------------------------   -------------
Net assets .........................................................................   $ 103,404,112
====================================================================================   =============
Net assets represented by
 Paid-in capital ...................................................................   $  97,305,043
 Undistributed net investment income (accumulated distributions in excess of net
  investment income) ...............................................................         124,532
 Accumulated net realized gain (loss) on investments and futures contracts .........         646,394
 Net unrealized appreciation on investments and futures contracts ..................       5,328,143
------------------------------------------------------------------------------------   -------------
   Total net assets ................................................................   $ 103,404,112
====================================================================================   =============
Net assets consist of
 Class A ...........................................................................   $  45,998,662
 Class B ...........................................................................      32,328,925
 Class C ...........................................................................               -
 Class Y ...........................................................................      25,076,525
------------------------------------------------------------------------------------   -------------
   Total net assets ................................................................  $ 103,404,112
====================================================================================   =============
Shares outstanding
 Class A ...........................................................................       4,101,659
 Class B ...........................................................................       2,882,720
 Class C ...........................................................................               -
 Class Y ...........................................................................       2,236,001
------------------------------------------------------------------------------------   -------------
Net asset value per share
 Class A ...........................................................................   $       11.21
====================================================================================   =============
 Class A - Offering price (based on sales charge of 4.75%, 3.25% and 4.75%,
  respectively) ....................................................................   $       11.77
====================================================================================   =============
 Class B ...........................................................................   $       11.21
====================================================================================   =============
 Class C ...........................................................................               -
====================================================================================   =============
 Class Y ...........................................................................   $       11.21
====================================================================================   =============

                                                                                                                Tax Free
                                                                                       Short-Intermediate       Income
                                                                                              Fund               Fund
                                                                                     --------------------- ---------------
Assets
 Investments at market value (identified cost - $101,286,172, $197,656,137 and
  $96,296,749, respectively)........................................................     $201,677,561       $101,440,413
 Cash ..............................................................................                0              1,447
 Interest receivable ...............................................................        3,817,843          1,481,827
 Receivable for investments sold ...................................................                0                  0
 Receivable for Fund shares sold ...................................................          176,161             10,000
 Receivable for daily variation margin on open futures contracts ...................                0              5,968
 Prepaid expenses and other assets .................................................           54,200             38,199
-------------------------------------------------------------------------------------    ------------       ------------
   Total assets ....................................................................      205,725,765        102,977,854
-------------------------------------------------------------------------------------    ------------       ------------
Liabilities
 Payable for investments purchased .................................................                0                  0
 Dividends payable .................................................................          177,298            171,511
 Distribution fees payable .........................................................           11,431             42,190
 Due to related parties ............................................................           35,034             40,532
 Accrued Trustees' fees and expenses ...............................................            6,859              3,136
 Payable for Fund shares redeemed ..................................................          173,262          1,092,659
 Due to custodian bank .............................................................          128,325                  0
 Accrued expenses and other liabilities ............................................           22,281             53,487
-------------------------------------------------------------------------------------    ------------       ------------
   Total liabilities ...............................................................          554,490          1,403,515
-------------------------------------------------------------------------------------    ------------       ------------
Net assets .........................................................................     $205,171,275       $101,574,339
=====================================================================================    ============       ============
Net assets represented by
 Paid-in capital ...................................................................     $201,688,998       $ 98,562,693
 Undistributed net investment income (accumulated distributions in excess of net
  investment income) ...............................................................                0           (245,279)
 Accumulated net realized gain (loss) on investments and futures contracts .........         (539,147)        (1,856,464)
 Net unrealized appreciation on investments and futures contracts ..................        4,021,424          5,113,389
-------------------------------------------------------------------------------------    ------------       ------------
   Total net assets ................................................................     $205,171,275       $101,574,339
=====================================================================================    ============       ============
Net assets consist of
 Class A ...........................................................................     $  4,572,263       $ 66,825,229
 Class B ...........................................................................        6,209,437         26,216,479
 Class C ...........................................................................                -          8,532,631
 Class Y ...........................................................................      194,389,575                  -
------------------------------------------------------------------------------------     ------------       ------------
                                                                                         $205,171,275       $101,574,339
====================================================================================     ============       ============
Shares outstanding
 Class A ...........................................................................          449,778          6,676,928
 Class B ...........................................................................          610,203          2,644,273
 Class C ...........................................................................                -            860,374
 Class Y ...........................................................................       19,103,142                  -
-------------------------------------------------------------------------------------    ------------       ------------
Net asset value per share
 Class A ...........................................................................     $      10.17       $      10.01
=====================================================================================    ============       ============
 Class A - Offering price (based on sales charge of 4.75%, 3.25% and 4.75%,
  respectively) ....................................................................     $      10.51       $      10.51
=====================================================================================    ============       ============
 Class B ...........................................................................     $      10.18       $       9.91
=====================================================================================    ============       ============
 Class C ...........................................................................                -       $       9.92
=====================================================================================    ============       ============
 Class Y ...........................................................................     $      10.18                  -
=====================================================================================    ============       ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                            Statements of Operations

                 Six Months Ended November 30, 1997 (Unaudited)


                                                                                             High Grade
                                                                                                Fund
                                                                                           -------------
Investment income
 Interest ................................................................................  $2,798,121
------------------------------------------------------------------------------------------  ----------
Expenses
 Management fee ..........................................................................     256,875
 Distribution Plan expenses ..............................................................     219,355
 Transfer agent fees .....................................................................      60,753
 Printing fees ...........................................................................      38,547
 Custodian fees ..........................................................................      29,248
 Administrative services fees ............................................................      17,644
 Professional fees .......................................................................      13,646
 Registration and filing fees ............................................................      12,542
 Trustees' fees and expenses .............................................................       1,884
 Other ...................................................................................       5,277
 Fee waivers by investment manager .......................................................           0
------------------------------------------------------------------------------------------  ----------
  Total expenses .........................................................................     655,771
 Less: Indirectly paid expenses ..........................................................         (41)
------------------------------------------------------------------------------------------  ----------
  Net expenses ...........................................................................     655,730
------------------------------------------------------------------------------------------  ----------
 Net investment income ...................................................................   2,142,391
==========================================================================================  ==========
Net realized and unrealized gain on investments and futures contracts
 Net realized gain (loss) on:
  Investments ............................................................................   1,911,107
  Futures contracts ......................................................................           0
------------------------------------------------------------------------------------------  ----------
 Net realized gain on investments and futures contracts ..................................   1,911,107
------------------------------------------------------------------------------------------  ----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................................   1,125,429
  Futures contracts ......................................................................           0
------------------------------------------------------------------------------------------  ----------
 Net change in unrealized appreciation (depreciation) on investments and futures             1,125,429
------------------------------------------------------------------------------------------  ----------
  contracts
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and futures contracts ...................   3,036,536
------------------------------------------------------------------------------------------  ----------
 Net increase in net assets resulting from operations ....................................  $5,178,927
==========================================================================================  ==========

                                                                                                                    Tax Free
                                                                                             Short-Intermediate      Income
                                                                                                    Fund              Fund
                                                                                           --------------------- -------------
Investment income
 Interest ................................................................................      $1,428,654        $3,122,606
-------------------------------------------------------------------------------------------     ----------        ----------
Expenses
 Management fee ..........................................................................         149,134           332,778
 Distribution Plan expenses ..............................................................          35,444           275,956
 Transfer agent fees .....................................................................          26,443            65,595
 Printing fees ...........................................................................          15,945            13,566
 Custodian fees ..........................................................................          12,816            12,805
 Administrative services fees ............................................................               0             2,024
 Professional fees .......................................................................          14,209             1,463
 Registration and filing fees ............................................................          16,520            42,226
 Trustees' fees and expenses .............................................................             989             6,676
 Other ...................................................................................           2,051             4,454
 Fee waivers by investment manager .......................................................         (11,968)                0
-------------------------------------------------------------------------------------------     ----------        ----------
  Total expenses .........................................................................         261,583           757,543
 Less: Indirectly paid expenses ..........................................................            (400)           (1,066)
-------------------------------------------------------------------------------------------     ----------        ----------
  Net expenses ...........................................................................         261,183           756,477
-------------------------------------------------------------------------------------------     ----------        ----------
 Net investment income ...................................................................       1,167,471         2,366,129
===========================================================================================     ==========        ==========
Net realized and unrealized gain on investments and futures contracts
 Net realized gain (loss) on:
  Investments ............................................................................         142,619         2,291,322
  Futures contracts ......................................................................               0          (614,857)
-------------------------------------------------------------------------------------------     ----------        ----------
 Net realized gain on investments and futures contracts ..................................         142,619         1,676,465
-------------------------------------------------------------------------------------------     ----------        ----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................................         183,645           868,549
  Futures contracts ......................................................................               0             7,225
-------------------------------------------------------------------------------------------     ----------        ----------
 Net change in unrealized appreciation (depreciation) on investments and futures                   183,645           875,774
-------------------------------------------------------------------------------------------     ----------        ----------
  contracts
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and futures contracts ...................         326,264         2,552,239
-------------------------------------------------------------------------------------------     ----------        ----------
 Net increase in net assets resulting from operations ....................................      $1,493,735        $4,918,368
===========================================================================================     ==========        ==========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                      Statements of Changes in Net Assets

                 Six Months Ended November 30, 1997 (Unaudited)


                                                                                           High Grade
                                                                                              Fund
                                                                                        ---------------
Operations
 Net investment income ................................................................  $  2,142,391
 Net realized gain on investments and futures contracts ...............................     1,911,107
 Net change in unrealized appreciation (depreciation) on investments and futures
  contracts ...........................................................................     1,125,429
---------------------------------------------------------------------------------------  ------------
  Net increase in net assets resulting from operations ................................     5,178,927
---------------------------------------------------------------------------------------  ------------
Distributions to shareholders from
 Net investment income
  Class A .............................................................................    (1,000,889)
  Class B .............................................................................      (581,803)
  Class C .............................................................................             0
  Class Y .............................................................................      (559,699)
---------------------------------------------------------------------------------------  ------------
  Total distributions to shareholders .................................................    (2,142,391)
---------------------------------------------------------------------------------------  ------------
Capital share transactions
 Shares issued in connection with the acquisition of:
  Evergreen Short Intermediate Municipal Fund - California ............................             0
  Common Trust Fund - Intermediate Tax Exempt Bond Fund ...............................             0
 Proceeds from shares sold ............................................................     6,478,867
 Proceeds from reinvestment of distributions ..........................................     1,204,270
 Payment for shares redeemed ..........................................................    (9,444,783)
---------------------------------------------------------------------------------------  ------------
  Net increase (decrease) in net assets resulting from capital share transactions .....    (1,761,646)
---------------------------------------------------------------------------------------  ------------
   Total increase (decrease) in net assets ............................................     1,274,890
Net assets
 Beginning of period ..................................................................   102,129,222
---------------------------------------------------------------------------------------  ------------
 End of period ........................................................................  $103,404,112
=======================================================================================  ============
Undistributed net investment income (accumulated distributions in excess of net
 investment income) ...................................................................  $    124,532
=======================================================================================  ============



                                                                                          Short-Intermediate       Tax Free
                                                                                                 Fund           Income Fund
                                                                                        --------------------- ---------------
Operations
 Net investment income ................................................................     $   1,167,471      $   2,366,129
 Net realized gain on investments and futures contracts ...............................           142,619          1,676,465
 Net change in unrealized appreciation (depreciation) on investments and futures
  contracts ...........................................................................           183,645            875,774
----------------------------------------------------------------------------------------    -------------      -------------
  Net increase in net assets resulting from operations ................................         1,493,735          4,918,368
----------------------------------------------------------------------------------------    -------------      -------------
Distributions to shareholders from
 Net investment income
  Class A .............................................................................          (114,650)        (1,633,540)
  Class B .............................................................................           (97,638)          (534,576)
  Class C .............................................................................                 0           (199,125)
  Class Y .............................................................................          (955,183)                 0
----------------------------------------------------------------------------------------    -------------      -------------
  Total distributions to shareholders .................................................        (1,167,471)        (2,367,241)
----------------------------------------------------------------------------------------    -------------      -------------
Capital share transactions
 Shares issued in connection with the acquisition of:
  Evergreen Short Intermediate Municipal Fund - California ............................        14,473,407                  0
  Common Trust Fund - Intermediate Tax Exempt Bond Fund ...............................       148,714,787                  0
 Proceeds from shares sold ............................................................         6,406,648          1,003,980
 Proceeds from reinvestment of distributions ..........................................           714,271          1,191,429
 Payment for shares redeemed ..........................................................       (10,570,703)       (16,501,996)
----------------------------------------------------------------------------------------    -------------      -------------
  Net increase (decrease) in net assets resulting from capital share transactions .....       159,738,410        (14,306,587)
----------------------------------------------------------------------------------------    -------------      -------------
   Total increase (decrease) in net assets ............................................       160,064,674        (11,755,460)
Net assets
 Beginning of period ..................................................................        45,106,601        113,329,799
----------------------------------------------------------------------------------------    -------------      -------------
 End of period ........................................................................     $ 205,171,275      $ 101,574,339
========================================================================================    =============      =============
Undistributed net investment income (accumulated distributions in excess of net
 investment income) ...................................................................     $           0      $    (245,279)
========================================================================================    =============      =============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                      Statements of Changes in Net Assets

                                 Prior Periods


                                        High Grade Fund               Short-Intermediate Fund
                               --------------------------------- ----------------------------------
                                 Nine Months                        Nine Months
                                    Ended          Year Ended          Ended          Year Ended
                                May 31, 1997*   August 31, 1996    May 31, 1997*   August 31, 1996
                               --------------- ----------------- ---------------- -----------------
Operations
 Net investment income .......  $   3,542,168    $   5,304,418    $    1,936,277   $    2,353,029
 Net realized gain on
  investments and futures
  contracts ..................        640,025        1,622,360            18,940          161,202
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts ..................        982,691       (1,135,792)          139,624         (564,810)
------------------------------  -------------    -------------    --------------   --------------
  Net increase in net
   assets resulting from
   operations ................      5,164,884        5,790,986         2,094,841        1,949,421
------------------------------  -------------    -------------    --------------   --------------
Distributions to
 shareholders from
 Net investment income
  Class A ....................     (1,696,428)      (2,655,984)         (755,942)        (541,615)
  Class B ....................       (934,247)      (1,385,989)         (159,979)        (229,080)
  Class C ....................              0                0                 0                0
  Class Y ....................       (929,415)      (1,262,445)       (1,020,356)      (1,582,334)
 In excess of net
  investment income
  Class A ....................              0                0                 0                0
  Class B ....................              0                0                 0                0
  Class C ....................              0                0                 0                0
------------------------------  -------------    -------------    --------------   --------------
  Total distributions to
   shareholders ..............     (3,560,090)      (5,304,418)       (1,936,277)      (2,353,029)
------------------------------  -------------    -------------    --------------   --------------
Capital share transactions
 Proceeds from shares sold....      9,286,983       16,695,647         9,393,392       37,737,994
 Proceeds from shares
  issued in acquisition of
  Keystone Texas Tax Free
  Fund .......................              0                0                 0                0
 Proceeds from
  reinvestment of
  distributions ..............      2,003,093        3,093,850           973,716        1,651,747
 Payment for shares
  redeemed ...................    (18,667,515)     (30,410,409)      (35,446,549)     (22,410,625)
------------------------------  -------------    -------------    --------------   --------------
  Net increase (decrease)
   in net assets resulting
   from capital share
   transactions ..............     (7,377,439)     (10,620,912)      (25,079,441)      16,979,116
------------------------------  -------------    -------------    --------------   --------------
   Total increase
    (decrease) in net
    assets ...................     (5,772,645)     (10,134,344)      (24,920,877)      16,575,508
Net assets
 Beginning of period .........    107,901,867      118,036,211        70,027,478       53,451,970
------------------------------  -------------    -------------    --------------   --------------
 End of period ...............  $ 102,129,222    $ 107,901,867    $   45,106,601   $   70,027,478
==============================  =============    =============    ==============   ==============
Undistributed net investment
 income (accumulated
 distributions in excess of
 net investment income) ......  $     124,532    $     115,656    $            0   $            0
==============================  =============    =============    ==============   ==============

                                      Tax Free Income Fund
                               -----------------------------------
                                  Six Months
                                     Ended          Year Ended
                                May 31, 1997**   November 30, 1996
                               ---------------- ------------------
Operations
 Net investment income .......  $   2,755,244     $   6,794,938
 Net realized gain on
  investments and futures
  contracts ..................      1,262,611         1,999,413
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts ..................     (2,704,951)       (4,259,520)
------------------------------- -------------     -------------
  Net increase in net
   assets resulting from
   operations ................      1,312,904         4,534,831
------------------------------- -------------     -------------
Distributions to
 shareholders from
 Net investment income
  Class A ....................     (1,868,216)       (4,538,414)
  Class B ....................       (649,369)       (1,498,516)
  Class C ....................       (262,024)         (758,007)
  Class Y ....................              0                 0
 In excess of net
  investment income
  Class A ....................        (73,369)          (31,491)
  Class B ....................        (25,502)          (10,398)
  Class C ....................        (10,290)           (5,260)
------------------------------- -------------     -------------
  Total distributions to
   shareholders ..............     (2,888,770)       (6,842,086)
------------------------------- -------------     -------------
Capital share transactions
 Proceeds from shares sold....      1,652,335         6,339,187
 Proceeds from shares
  issued in acquisition of
  Keystone Texas Tax Free
  Fund .......................              0         5,119,680
 Proceeds from
  reinvestment of
  distributions ..............      1,527,184         3,629,202
 Payment for shares
  redeemed ...................    (17,530,768)      (31,540,948)
------------------------------- -------------     -------------
  Net increase (decrease)
   in net assets resulting
   from capital share
   transactions ..............    (14,351,249)      (16,452,879)
------------------------------- -------------     -------------
   Total increase
    (decrease) in net
    assets ...................    (15,927,115)      (18,760,134)
Net assets
 Beginning of period .........    129,256,914       148,017,048
------------------------------- -------------     -------------
 End of period ...............  $ 113,329,799     $ 129,256,914
=============================== =============     =============
Undistributed net investment
 income (accumulated
 distributions in excess of
 net investment income) ......  $    (244,167)    $    (245,552)
=============================== =============     =============

*   During the period, the Fund changed its fiscal year end from August 31 to
                          May 31.
** During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)


1. ORGANIZATION


The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Tax Free Fund ("High Grade Fund"), Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate Fund") and Evergreen Tax Free Income Fund (formerly, Keystone Tax Free Income Fund) ("Tax Free Income Fund") which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The High Grade Fund, Short-Intermediate Fund and Tax Free Income Fund are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both the High Grade and Tax Free Income Funds and a maximum front-end sales charge of 3.25% for the Short-Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Tax Free Income Fund purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of Tax Free Income Fund purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of
December 30, 1994.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Futures Contracts
In order to gain exposure to or protect against changes in security values, Tax Free Income Fund may buy and sell futures contracts.


The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

E. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for market discount on securities.

F. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.


3. CAPITAL SHARE TRANSACTIONS

The High Grade and Short-Intermediate Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. The Tax Free Income Fund has an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
HIGH GRADE FUND




                                                      Six Months Ended              Nine Months Ended
                                                      November 30, 1997               May 31, 1997
                                                ----------------------------- -----------------------------
                                                    Shares         Amount         Shares         Amount
                                                ------------- --------------- ------------- ---------------
Class A
Shares sold ...................................     127,960    $  1,426,027       138,267    $  1,503,579
Shares issued in reinvestment of distributions       53,841         600,943        91,672         998,917
Shares redeemed ...............................    (287,609)     (3,194,718)     (737,802)     (8,010,676)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................    (105,808)   $ (1,167,748)     (507,863)   $ (5,508,180)
----------------------------------------------- -----------   -------------   -----------   -------------
Class B
Shares sold ...................................     209,560    $  2,332,428       418,834    $  4,553,869
Shares issued in reinvestment of distributions       30,756         343,297        50,410         549,306
Shares redeemed ...............................    (284,791)     (3,171,884)     (546,605)     (5,937,166)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................     (44,475)   $   (496,159)      (77,361)   $   (833,991)
----------------------------------------------- -----------   -------------   -----------   -------------
Class Y
Shares sold ...................................     244,116    $  2,720,412       296,083    $  3,229,535
Shares issued in reinvestment of distributions       23,295         260,030        41,755         454,870
Shares redeemed ...............................    (275,999)     (3,078,181)     (434,833)     (4,719,673)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................      (8,588)   $    (97,739)      (96,996)   $ (1,035,268)
=============================================== ===========   =============   ===========   =============



                                                           Year Ended
                                                        August 31, 1996
                                                --------------------------------
                                                     Shares          Amount
                                                --------------- ----------------
Class A
Shares sold ...................................       728,801    $   7,875,800
Shares issued in reinvestment of distributions        144,023        1,571,241
Shares redeemed ...............................    (1,652,697)     (17,891,048)
-------------------------------------------------------------   --------------
Net decrease ..................................      (779,873)   $  (8,444,007)
-------------------------------------------------------------   --------------
Class B
Shares sold ...................................       420,508    $   4,595,803
Shares issued in reinvestment of distributions         75,686          825,507
Shares redeemed ...............................      (691,236)      (7,495,373)
-------------------------------------------------------------   --------------
Net decrease ..................................      (195,042)   $  (2,074,063)
-------------------------------------------------------------   --------------
Class Y
Shares sold ...................................       387,417    $   4,224,044
Shares issued in reinvestment of distributions         63,909          697,102
Shares redeemed ...............................      (455,583)      (5,023,988)
-------------------------------------------------------------   --------------
Net decrease ..................................        (4,257)   $    (102,842)
=============================================================   ==============

--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FUND



                                                            Six Months Ended               Nine Months Ended
                                                           November 30, 1997                  May 31, 1997
                                                     ------------------------------ --------------------------------
                                                         Shares          Amount          Shares          Amount
                                                     -------------- --------------- --------------- ----------------
Class A
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................          736    $      7,495               0    $           0
Shares sold ........................................       56,252         570,605         182,673        1,860,992
Shares issued in reinvestment of distributions .....        9,120          92,613          17,182          174,056
Shares redeemed ....................................     (218,093)     (2,213,937)     (2,348,922)     (23,711,903)
---------------------------------------------------- ------------   -------------   -------------   --------------
Net increase (decrease) ............................     (151,985)   $ (1,543,224)     (2,149,067)   $ (21,676,855)
---------------------------------------------------- ------------   -------------   -------------   --------------
Class B
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................        6,897    $     70,307               0    $           0
Shares sold ........................................       40,383         410,143         144,261        1,461,443
Shares issued in reinvestment of distributions .....        7,123          72,416          11,819          119,733
Shares redeemed ....................................     (111,492)     (1,132,788)       (224,553)      (2,272,638)
---------------------------------------------------- ------------   -------------   -------------   --------------
Net increase (decrease) ............................      (57,089)   $   (579,922)        (68,473)   $    (691,462)
---------------------------------------------------- ------------   -------------   -------------   --------------
Class Y
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................    1,412,138    $ 14,395,605               0    $           0
 Common Trust Fund - Intermediate Tax Exempt
  Bond Fund ........................................   14,616,570     148,714,787               0                0
Shares sold ........................................      533,840       5,425,900         600,756        6,070,957
Shares issued in reinvestment of distributions .....       54,021         549,242          67,156          679,927
Shares redeemed ....................................     (710,749)     (7,223,978)       (934,601)      (9,462,008)
---------------------------------------------------- ------------   -------------   -------------   --------------
Net increase (decrease) ............................   15,905,820    $161,861,556        (266,689)   $  (2,711,124)
==================================================== ============   =============   =============   ==============



                                                               Year Ended
                                                             August 31, 1996
                                                     -------------------------------
                                                          Shares          Amount
                                                     --------------- ---------------
Class A
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................             0    $           0
Shares sold ........................................     2,806,176       28,333,550
Shares issued in reinvestment of distributions .....        24,978          253,579
Shares redeemed ....................................      (750,660)      (7,689,314)
------------------------------------------------------------------   --------------
Net increase (decrease) ............................     2,080,494    $  20,897,815
------------------------------------------------------------------   --------------
Class B
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................             0    $           0
Shares sold ........................................       291,382        2,967,713
Shares issued in reinvestment of distributions .....        16,079          163,265
Shares redeemed ....................................      (166,441)      (1,686,967)
------------------------------------------------------------------   --------------
Net increase (decrease) ............................       141,020    $   1,444,011
------------------------------------------------------------------   --------------
Class Y
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................             0    $           0
 Common Trust Fund - Intermediate Tax Exempt
  Bond Fund ........................................             0                0
Shares sold ........................................       635,204        6,436,731
Shares issued in reinvestment of distributions .....       121,645        1,234,903
Shares redeemed ....................................    (1,283,965)     (13,034,344)
------------------------------------------------------------------   --------------
Net increase (decrease) ............................      (527,116)   $  (5,362,710)
==================================================================   ==============

--------------------------------------------------------------------------------
TAX FREE INCOME FUND


                                                           Six Months Ended                Six Months Ended
                                                           November 30, 1997                 May 31, 1997
                                                     ----------------------------- --------------------------------
                                                         Shares         Amount          Shares          Amount
                                                     ------------- --------------- --------------- ----------------
Class A
Shares sold ........................................      30,321    $    301,912          32,393    $     317,311
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................           0               0               0                0
Shares issued in reinvestment of distributions .....      82,837         825,745         105,269        1,024,777
Shares redeemed ....................................    (861,176)     (8,572,690)     (1,038,464)     (10,140,338)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net decrease .......................................    (748,018)   $ (7,445,033)       (900,802)   $  (8,798,250)
---------------------------------------------------- -----------   -------------   -------------   --------------
Class B
Shares sold ........................................      64,573    $    634,871         136,707    $   1,324,403
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................           0               0               0                0
Shares issued in reinvestment of distributions .....      25,413         250,985          35,437          341,830
Shares redeemed ....................................    (420,079)     (4,143,042)       (568,355)      (5,489,766)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decease) .............................    (330,093)   $ (3,257,186)       (396,211)   $  (3,823,533)
---------------------------------------------------- -----------   -------------   -------------   --------------
Class C
Shares sold ........................................       6,816    $     67,197           1,101    $      10,621
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................           0               0               0                0
Shares issued in reinvestment of distributions .....      11,614         114,699          16,648          160,577
Shares redeemed ....................................    (383,615)     (3,786,264)       (195,509)      (1,900,664)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net decrease .......................................    (365,185)   $ (3,604,368)       (177,760)   $  (1,729,466)
==================================================== ===========   =============   =============   ==============



                                                                Year Ended
                                                            November 30, 1996
                                                     --------------------------------
                                                          Shares          Amount
                                                     --------------- ----------------
Class A
Shares sold ........................................       181,417    $   1,689,450
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................       131,228        1,269,729
Shares issued in reinvestment of distributions .....       243,221        2,380,811
Shares redeemed ....................................    (1,600,793)     (15,690,464)
------------------------------------------------------------------   --------------
Net decrease .......................................    (1,044,927)   $ (10,350,474)
------------------------------------------------------------------   --------------
Class B
Shares sold ........................................       332,958    $   3,194,770
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................       374,545        3,592,334
Shares issued in reinvestment of distributions .....        80,112          776,860
Shares redeemed ....................................      (773,268)      (7,498,073)
------------------------------------------------------------------   --------------
Net increase (decease) .............................        14,347    $      65,891
------------------------------------------------------------------   --------------
Class C
Shares sold ........................................       140,724    $   1,454,967
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................        26,855          257,617
Shares issued in reinvestment of distributions .....        48,553          471,531
Shares redeemed ....................................      (857,965)      (8,352,411)
------------------------------------------------------------------   --------------
Net decrease .......................................      (641,833)   $  (6,168,296)
==================================================================   ==============

4. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended November 30, 1997:


                                       Cost of       Proceeds
                                      Purchases     from Sales
                                   -------------- --------------
  High Grade Fund ................  $ 49,848,383   $53,564,973
  Short-Intermediate Fund ........   170,334,783    19,677,298
  Tax Free Income Fund ...........    41,567,751    61,125,924

As of May 31, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:



                                                Expiration
                                   -------------------------------------
                                        2002         2003        2004
                                   ------------- ----------- -----------
          High Grade Fund ........  $1,265,000           -           -
          Short-Intermediate Fund            -    $249,000    $433,000
          Tax Free Income Fund ...   2,704,000     867,000           -

5. DISTRIBUTION PLANS


Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. The expenses are currently limited to 0.25% annually of the average daily net assets of the Class A shares of the High Grade and Tax Free Income Funds and limited to 0.10% annually of the average daily net assets of the Class A shares of the Short-Intermediate Fund. Class B and Class C shares also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended November 30, 1997, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                    Class A    Class B     Class C
                                   --------- ----------- ----------
  High Grade Fund ................  $57,564   $161,791          -
  Short-Intermediate Fund ........    2,924     32,520          -
  Tax Free Income Fund ...........   85,548    138,752    $51,656

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts the Fund is permitted to pay under the Distribution Plans. Tax Free Income Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime plus 1.00%. EDI intends to seek full payment of such distribution costs from Tax Free Income Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for Tax Free Income Fund, after the termination of any Distribution Plan and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been provided while the Distribution Plan was in effect.


6. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Capital Management Group of First Union National Bank ("CMG"), a subsidiary of First Union, serves as the investment adviser to the High Grade Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. (formerly, Evergreen Keystone Investment Services, Inc.) ("EIS"), a wholly-owned subsidiary of Keystone Investment Management Company ("Keystone"), is the administrator and BISYS is sub-administrator to each Fund. As sub-administrator to the Funds, BISYS provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net assets of each Fund

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, is the investment adviser for the Short-Intermediate Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. Out of its fee, Evergreen Asset pays EIS for its services as administrator, BISYS for its services as sub-administrator and Lieber & Company, an affiliate of First Union, for its services as sub-adviser.

Keystone, a subsidiary of First Union, is the investment adviser for Tax Free Income Fund and is paid a management fee that is computed daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Tax Free Income Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of the Fund. For the Tax Free Income Fund, the sub-administration fee is paid by Keystone and is not a fund expense.

During the six months ended November 30, 1997, High Grade Fund and Tax Free Income Fund paid or accrued to EIS $14,497 and $2,024, respectively, for certain administrative services.

During the six months ended November 30, 1997, the investment adviser for the Short-Intermediate Fund waived its management fees in the amount of $11,968.

Evergreen Service Company (formerly, Evergreen Keystone Service Company) ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

For certain accounts, First Union had been sub-contracted to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. During the six months ended November 30, 1997, First Union earned no fee for each account of the High Grade and Short-Intermediate Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

At November 30, 1997, First Union National Bank of North Carolina, a wholly-owned subsidiary of First Union, owned directly or beneficially, 78% of the outstanding shares of Short-Intermediate Fund.


7. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


8. ACQUISITIONS

On July 31, 1997, Short-Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Short-Intermediate Municipal Fund-California in exchange for Class A, Class B and Class Y shares of Short-Intermediate Fund.

Also, on November 21, 1997, Short-Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Common Trust Fund - Intermediate Tax Exempt Bond Fund in exchange for Class Y shares of Short-Intermediate Fund.


On April 30, 1996, Tax Free Income Fund acquired substantially all the assets and assumed certain liabilities of Keystone Texas Tax Free Fund in exchange for Class A, Class B and Class C shares of Tax Free Income Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each fund immediately after the acquisition are as follows:


                                                                Value of Net      Number of      Unrealized       Net Assets
Acquiring Fund                       Acquired Fund            Assets Acquired   Shares Issued   Appreciation   After Acquisition
-------------------------- --------------------------------- ----------------- --------------- -------------- ------------------
                                       Evergreen
                                  Short-Intermediate
Short-Intermediate Fund ..    Municipal Fund - California       $ 14,473,407       1,419,771     $  203,594      $ 59,045,106
                           Common Trust Fund - Intermediate
Short-Intermediate Fund ..       Tax Exempt Bond Fund            148,714,787      14,616,570      3,195,888       194,719,999
                                       Keystone
Tax Free Income Fund .....        Texas Tax Free Fund              5,119,680         532,628         81,550       140,303,798

9. DEFERRED TRUSTEES' FEES


Each Independent Trustee of the High Grade and Short-Intermediate Funds may defer any or all compensation related to performance of their duties as trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Funds Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of November 30, 1997, the value of the Trustees' deferral account was $5,387 for the High Grade Fund and $6,463 for the Short-Intermediate Fund.


10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among participating Evergreen Funds, State Street Bank & Trust ("State Street") and a group of banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to participating Evergreen Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between all of the Evergreen Funds and First Union became effective. Under this agreement, First Union provides a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bear interest at 1.00% per annum above the Federal Funds rate. State Street serves as administrative agent under this agreement, but receives no compensation for its services.

During the six months ended November 30, 1997, the Funds had no borrowings under these agreements.


11. CONCENTRATION OF CREDIT RISK

The Short-Intermediate Fund invested a substantial portion of its assets in issuers located in a single state, therefore, it may be affected by economic and political developments in that state or region.

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

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

64756                                                                 541257 RV2
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                                      PAID
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                                 PERMIT NO. 136


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